            Confidential commercial and financial information has been omitted from the exhibit and filed separately with the Securities and Exchange Commission pursuant to Rule
               24b-2 under the Securities Exchange Act of 1934.

================================================================================




                            AIRCRAFT SALES AGREEMENT


                                 BY AND BETWEEN


                            AMERICAN AIRLINES, INC.


                                      AND


                          FEDERAL EXPRESS CORPORATION


                              DATED APRIL 7, 1995


================================================================================


             SALE OF TWELVE MCDONNELL DOUGLAS MODEL MD-11 AIRCRAFT

       GRANT OF OPTIONS ON SEVEN MCDONNELL DOUGLAS MODEL MD-11 AIRCRAFT

================================================================================

                               TABLE OF CONTENTS


ARTICLE/SECTION                                                                                                  PAGE
- ---------------                                                                                                  ----
ARTICLE 1            DEFINITIONS; CONSTRUCTION

         Section 1.01             Primary Definitions . . . . . . . . . . . . . . . . . . . . . . .               1
         Section 1.02             Rules of Construction . . . . . . . . . . . . . . . . . . . . . .               8

ARTICLE 2            PURCHASE OF AIRCRAFT

         Section 2.01             Firm Aircraft, Purchase Prices and Delivery Dates . . . . . . . .               9
         Section 2.02             Put Options . . . . . . . . . . . . . . . . . . . . . . . . . . .              10
         Section 2.03             Purchase Options  . . . . . . . . . . . . . . . . . . . . . . . .              10
         Section 2.04             Designation and Substitution of Airframes
                                   and Engines  . . . . . . . . . . . . . . . . . . . . . . . . . .              12
         Section 2.05             Payment of Purchase Price . . . . . . . . . . . . . . . . . . . .              12
         Section 2.06             Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              13

ARTICLE 3            AIRCRAFT DELIVERY, TITLE, RISK OF LOSS

         Section 3.01             Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              13
         Section 3.02             Inspection, Flight Checks and Discrepancies . . . . . . . . . . .              14
         Section 3.03             [ * . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               ]
         Section 3.04             Delivery Procedure  . . . . . . . . . . . . . . . . . . . . . . .              18
         Section 3.05             Delayed Delivery  . . . . . . . . . . . . . . . . . . . . . . . .              19
         Section 3.06             Delivery Condition  . . . . . . . . . . . . . . . . . . . . . . .              20
         Section 3.07             Adjustments to Purchase Price for
                                   Delivery Condition . . . . . . . . . . . . . . . . . . . . . . .              23
         Section 3.08             Aircraft Delivery Certificate; Engine
                                  Delivery Certificate  . . . . . . . . . . . . . . . . . . . . . .              23
         Section 3.09             Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . .              24
         Section 3.10             Title and Risk of Loss  . . . . . . . . . . . . . . . . . . . . .              24

ARTICLE 4            SPARE PARTS

         Section 4.01             MD-11 Spare Parts List  . . . . . . . . . . . . . . . . . . . . .              25
         Section 4.02             MD-11 Spare Parts Purchase Obligation.  . . . . . . . . . . . . .              25

____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         Section 4.03             Spare Engine, Spare APU and Spare
                                   Thrust Reverser Purchase Obligation  . . . . . . . . . . . . . .              26
         Section 4.04             Effect of Expiration of Put Options on Certain
                                   Spare Parts Purchase Obligations . . . . . . . . . . . . . . . .              28
         Section 4.05             Designation of MD-11 Spare Parts to be
                                   Acquired and Delivery  . . . . . . . . . . . . . . . . . . . . .              28
         Section 4.06             MD-11 Spare Parts Documentation . . . . . . . . . . . . . . . . .              29

ARTICLE 5            REPRESENTATIONS AND WARRANTIES

         Section 5.01             American's Representations and Warranties . . . . . . . . . . . .              29
         Section 5.02             No Warranties . . . . . . . . . . . . . . . . . . . . . . . . . .              30
         Section 5.03             FedEx's Representations . . . . . . . . . . . . . . . . . . . . .              31

ARTICLE 6            DOCUMENTATION

         Section 6.01             Availability of Documentation . . . . . . . . . . . . . . . . . .              32
         Section 6.02             Technical Data and Documents  . . . . . . . . . . . . . . . . . .              32

ARTICLE 7            ASSIGNMENT OF WARRANTIES, SERVICE LIFE
                     POLICIES AND PATENT INDEMNITIES

         Section 7.01             Assignment of Warranties  . . . . . . . . . . . . . . . . . . . .              34

ARTICLE 8            PAYMENT OF TAXES

         Section 8.01             Payment of Taxes by FedEx . . . . . . . . . . . . . . . . . . . .              35
         Section 8.02             Tax Consequences of Certain Deliveries  . . . . . . . . . . . . .              36
         Section 8.03             After-Tax Basis . . . . . . . . . . . . . . . . . . . . . . . . .              37

ARTICLE 9            EXCUSABLE DELAY

         Section 9.01             Excusable Delay . . . . . . . . . . . . . . . . . . . . . . . . .              37
         Section 9.02             Time Limits on Excusable Delays . . . . . . . . . . . . . . . . .              37

ARTICLE 10           INDEMNIFICATION

         Section 10.01            FedEx's Indemnification . . . . . . . . . . . . . . . . . . . . .              38
         Section 10.02            American's Indemnification  . . . . . . . . . . . . . . . . . . .              38

ARTICLE 11           INSURANCE

         Section 11.01            Liability Insurance . . . . . . . . . . . . . . . . . . . . . . .              38
         Section 11.02            Hull Insurance  . . . . . . . . . . . . . . . . . . . . . . . . .              39
         Section 11.03            Insurance Certificates  . . . . . . . . . . . . . . . . . . . . .              39

ARTICLE 12           DEFAULT AND REMEDIES

         Section 12.01            American Events of Default  . . . . . . . . . . . . . . . . . . .              39
         Section 12.02            FedEx Events of Default . . . . . . . . . . . . . . . . . . . . .              40
         Section 12.03            Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              40
         Section 12.04            Limitation of Damages . . . . . . . . . . . . . . . . . . . . . .              41


ARTICLE 13           DISPUTE RESOLUTION

         Section 13.01            Dispute Resolution  . . . . . . . . . . . . . . . . . . . . . . .              41
         Section 13.02            Notice of Dispute . . . . . . . . . . . . . . . . . . . . . . . .              41
         Section 13.03            Dispute Resolution Through Negotiation  . . . . . . . . . . . . .              41
         Section 13.04            Dispute Resolution Through Mediation  . . . . . . . . . . . . . .              42
         Section 13.05            Dispute Resolution Through Arbitration  . . . . . . . . . . . . .              42
         Section 13.06            Forbearance During Resolution Process . . . . . . . . . . . . . .              43
         Section 13.07            Limitation of Remedies  . . . . . . . . . . . . . . . . . . . . .              43
         Section 13.08            Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              43

ARTICLE 14           CONDITIONS

         Section 14.01            Conditions to FedEx's Obligations . . . . . . . . . . . . . . . .              43
         Section 14.02            Conditions to American's Obligations  . . . . . . . . . . . . . .              44

ARTICLE 15           CONFIDENTIALITY

         Section 15.01            Confidentiality Obligations . . . . . . . . . . . . . . . . . . .              45

ARTICLE 16           FURTHER ASSURANCES

         Section 16.01            Further Assurances  . . . . . . . . . . . . . . . . . . . . . . .              46

ARTICLE 17           MISCELLANEOUS

         Section 17.01            Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              47
         Section 17.02            Exhibits  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              47
         Section 17.03            Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . .              47
         Section 17.04            No Offset . . . . . . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.05            Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.06            Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.07            Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.08            Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.09            Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.10            Brokers' Commissions  . . . . . . . . . . . . . . . . . . . . . .              48

         Section 17.11            No Remedy Exclusive . . . . . . . . . . . . . . . . . . . . . . .              48
         Section 17.12            Severability  . . . . . . . . . . . . . . . . . . . . . . . . . .              49
         Section 17.13            Survival of Provisions  . . . . . . . . . . . . . . . . . . . . .              49

EXHIBITS

Exhibit A        Aircraft Subject to Aircraft Purchase Agreement
Exhibit B        Aircraft Delivery Certificate
Exhibit C        Warranty Bills of Sale
Exhibit D        Data Relating to the Aircraft and Engines
Exhibit E        Designation of an Airframe for Delivery on
                 Scheduled Delivery Date
Exhibit F        Designation of a Substitute Airframe for Delivery
                 on Scheduled Delivery Date
Exhibit G        Form of Assignment of Assignable Manufacturer's
                 Warranties
Exhibit H        Designation of Engines for Conveyance on Scheduled
                 Delivery Date
Exhibit I        Put Option Exercise
Exhibit J        Purchase Option Notice
Exhibit K        Purchase Option Exercise
Exhibit L        Purchase Price Adjustment Formula-Airframe
Exhibit M        Purchase Price Adjustment Formula-Engines
Exhibit N        Purchase Price Adjustment Formula-Gear
Exhibit O        Purchase Price Adjustment Formula-APU
Exhibit P        Engine Delivery Certificate
Exhibit Q        Spare Parts Purchase Schedule and Prices
Exhibit R        Procedure for Engine Borescope Inspections
Exhibit S        Form of [ *                 ]Agreement
Exhibit T        Spares Purchase Price Adjustment Formula-Spare Engines
Exhibit U        High-Hour and High-Cycle Airframe Certificate





__________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                            AIRCRAFT SALES AGREEMENT

         This AIRCRAFT SALES AGREEMENT (the "Agreement") is made on April 7, 1995 by and between AMERICAN AIRLINES, INC., a Delaware corporation ("American") and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("FedEx").

                                    RECITALS

         1. American owns twelve (12) McDonnell Douglas Model MD-11 aircraft that American desires to sell. American has agreed to sell to FedEx and FedEx has agreed to buy from American twelve (12) of its McDonnell Douglas Model MD-11 aircraft. In addition, FedEx has agreed to grant to American put options to sell to FedEx up to seven (7) additional McDonnell Douglas Model MD-11 aircraft.

         2. American and FedEx desire to document the terms and conditions for the sale and purchase of the Firm Aircraft, the Put Options with respect to the Put Option Aircraft and the Purchase Options with respect to the Put Option Aircraft, each as defined below.

         FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged FedEx and American (each a "Party" and together the "Parties") agree as follows:


                                   ARTICLE 1
                           DEFINITIONS; CONSTRUCTION

         Section 1.01. Primary Definitions. In addition to words and terms elsewhere defined in this Agreement, the following words and terms shall have the meanings set forth below:

         "Affiliate" shall mean any person, directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with American or FedEx, as the case may be.

         "Aircraft" shall mean any or all of the nineteen (19) McDonnell Douglas Model MD-11 aircraft, the U.S. Registration Numbers and Manufacturer's Serial Numbers of which are listed on Exhibit A, each such aircraft consisting of an Airframe, three Engines and the Gear, the APU and any and all Parts installed therein or thereon at Delivery.

         "Aircraft Delivery Certificate" shall mean a tender and acceptance certificate, in the form of Exhibit B, executed by FedEx and American concurrently with the Delivery of each Aircraft.

         "Aircraft Records" shall mean that portion of the Data listed under the caption "RECORDS" in Exhibit D.

         "Airframe" or "Airframes" shall mean one or more, as the case may be, of the McDonnell Douglas Model MD-11 airframes bearing one of the Manufacturer s Serial Numbers set forth in Exhibit A.

         "Airworthiness Directive" or "Airworthiness Directives" shall mean one or more of the airworthiness directives prescribed in Part 39 of the FAR or any successor regulation thereto to the extent such airworthiness directives apply to the Aircraft other than the Passenger Parts.

         "Airworthy" shall mean the condition of an Aircraft (1) which includes the existence of a validly issued, current individual aircraft FAA Certificate of Airworthiness with respect to the Aircraft and which satisfies all requirements for the effectiveness of such FAA Certificate of Airworthiness,
(2) which complies with: (A) the MD-11 Type Design Data Certificate, including all applicable supplemental type certificates which have been incorporated on the Aircraft; (B) subject to the nondiscrimination covenant of American in
Section 3.06(a)(ii), all applicable FAA Airworthiness Directives which are required to be complied with by the Scheduled Delivery Date of such Aircraft and the requirements for maintaining data substantiating the status and method of compliance for each such Airworthiness Directive; and (C) the Aircraft records requirements of FAR Section 121.380; and (3) in which such Aircraft s structure, systems and components are functioning in accordance with their intended use as set forth in FAA-approved documentation, including, but not limited to, any applicable original manufacturer's manuals, technical standard orders, parts manufacturing approval certificates or American engineering specification orders, provided, however, that clauses (1), (2) and (3) above are subject in all respects to any discrepancies or deviations of such Aircraft from, or failures of such Aircraft to comply with, the foregoing standards which are solely the result of the removal of the Passenger Parts from the Aircraft as contemplated by Sections 3.02 and 3.06(a)(x).

         "American ESM" shall mean the American Airlines MD-11 Engineering Specification Maintenance (ESM) Program as in effect on the Delivery Date of the Aircraft to which the standards in such program are being applied.

         "American Program" shall mean American's FAA-approved Maintenance Program for the Airframes and the Engines as in effect from time to time, including, without limitation, the American ESM. When used in Section 3.06 and Exhibits L, M, N and O (whether expressly used therein or whether used in the definition of any other defined term appearing therein), references to the American Program shall be to the American Program as in effect on the Delivery Date of the Aircraft to which the standards in such Section 3.06 and such exhibits are being applied.

         "American Serviceable Tag" shall mean a document containing appropriate entries detailing conformity to type design of the Spare Parts, and, if applicable, the maintenance certification of repair, which is properly executed in accordance with the American's General Maintenance Policy and Procedures Program. The American Serviceable Tags will be acceptable to FedEx when signed by an FAA-certified individual or accompanied by a certificate of repair or a certificate signifying conformity to type design and specifying that the Spare Parts are serviceable. The affixing of an American Serviceable Tag to a Spare Part shall signify that the Spare Part is in a serviceable condition for operation on American's fleet of McDonnell Douglas MD-11 aircraft and complies with applicable manufacturer's service bulletins, Airworthiness Directives, and the aircraft records requirements of FAR Section 121.380.

         "AMR Rate" shall mean [ *                                 .
                             ].

         "APU" shall mean [ *                                      .
                                             ].

         "Average Unit Price" shall mean American's average unit price for any Spare Parts as shown on the books of American as of January 20, 1995.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Ft. Worth, Texas, New York, New York or Memphis, Tennessee are authorized or required by law to be closed.

         "C Check" shall mean any C check of a McDonnell Douglas Model MD-11 airframe as prescribed by the American Program.

         "Change Designation" shall mean a notice in the form set forth in Exhibit F exercising the right to substitute Airframes set forth in Section 2.04.

         "Citibank Prime" shall mean the rate of interest announced by Citibank, N.A. from time to time as its prime lending rate to its most credit worthy commercial customers, which rate shall not necessarily be its lowest lending rate.

         "Data" shall mean all of the manuals, documents, drawings, charts, records

____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

and other written materials described in Exhibit D, on whatever medium, and any successor, supplemental, modifying, amending or replacement manuals, documents, drawings, charts, records and other written materials, on whatever medium, all of which shall be current with the latest revisions available with respect thereto at the time such Data is delivered to FedEx.

         "Delayed Delivery Engine" or "Delayed Delivery Engines" shall mean one or more, as the case may be, of the Engine or Engines which (i) are conveyed with an Aircraft, but which are not installed on the Aircraft at Delivery, (ii) which American will deliver within ninety (90) days after the Delivery of such Aircraft and (iii) which, at the time of the Delivery of the Aircraft, American expects to be and which, upon its delivery by American to FedEx, must be in the condition required by Section 3.06 for Engines upon delivery to FedEx.

         "Delivery" shall mean, with respect to any Aircraft, the occurrence of all the following events, which events are to be performed in accordance with this Agreement: (a) tender of the Aircraft by American to FedEx as evidenced by American's execution and delivery to FedEx of an Aircraft Delivery Certificate with respect to such Aircraft, (b) acceptance by FedEx of the Aircraft, as evidenced by FedEx's execution and re-delivery of such Aircraft Delivery Certificate to American, (c) sale by transfer of title of the Aircraft by American to FedEx as evidenced by delivery to FedEx of the executed FAA Bill of Sale and the executed Warranty Bill of Sale, and (d) payment by FedEx to American of the Purchase Price for the Aircraft.

         "Delivery Condition" shall mean the condition that an Aircraft must be in at the time it is tendered by American to FedEx for Delivery as prescribed by Section 3.06.

         "Delivery Date" shall mean any date on which the Delivery of an Aircraft is complete.

         "Deposits" shall mean the cash deposits made by FedEx with American pursuant to Section 2.06.

         "Designation" shall mean a written notice in the form set forth in Exhibit E designating a particular Airframe for delivery on a Scheduled Delivery Date, either in connection with the sale of the Firm Aircraft, the exercise of a Put Option, or the exercise of a Purchase Option.

         "Direct Maintenance Costs" shall mean, with respect to a particular maintenance bill of work, all direct labor costs, the aggregate Average Unit Price of all materials and the cost of all outside services, less any warranty payments and reimbursements.

         "Engine" or "Engines" shall mean one or more, as the case may be, General Electric CF6-80C2D1F aircraft engines to be conveyed to FedEx under this Agreement as a part of an Aircraft, including Replacement Engines and Delayed Delivery Engines, but excluding Non-Conforming Engines.

         "Engine Designation" shall mean a written notice in the form set forth in Exhibit H designating the Engines to be conveyed by American to FedEx as a part of a Firm Aircraft, a Put Option Aircraft or a Purchase Option Aircraft.

         "Engine Heavy Maintenance" or "EHM" shall mean that engine maintenance build level in which there is complete refurbishment of all modules in a General Electric CF6-80C2D1F aircraft engine in accordance with the "Detailed Program Requirements" listed in American's Engineering Specification 6-3/DH/JP contained in American's GE-CF6-80C2 Engine Manual or in any successor engineering specification.

         "Engine Maintenance" shall mean a HSC, HSM or EHM.

         "Engine Records" shall mean that portion of the Data relating to the Engines and the Spare Engines, including that portion of the Data set forth under the caption "ENGINE RECORDS" in Exhibit D.

         "Engine Lease Agreement" shall mean an engine lease agreement substantially in the form attached hereto as Exhibit S.

         "Event of Default" shall mean, as to American, any of the events of default set forth in Section 12.01 and, as to FedEx, any of the events of default set forth in Section 12.02.

         "Excusable Delay" shall mean, subject to the time limitations set forth in Section 9.02, any delay in the timely discharge and performance by a Party of its obligations and duties under this Agreement to the extent such delay shall be the result of (i) the occurrence of a Force Majeure Event with respect to the Party whose performance is delayed, (ii) the fault of the other Party, whether such fault arises from the failure of the other Party to discharge and perform its obligations and duties hereunder or otherwise, (iii) any other event that excuses as a matter of applicable law a Party's timely performance of its contractual obligations and duties or (iv) with respect to American only, any damage to, partial destruction of, total loss of, or substantially complete or complete destruction of an Aircraft.

         "FAA" shall mean the United States Federal Aviation Administration or any successor agency thereto.

         "FAR" shall mean the United States Federal Aviation Regulations, 14 C.F.R Section 1 et seq., as promulgated pursuant to Title 49 Section 40101 et seq. of the United States Code, and any successor statute thereto, as such regulations are in effect from time to time.

         "FAA Bill of Sale" shall mean a Federal Aviation Administration Bill of Sale (AC Form 8050-2 or any successor form thereto) conveying title to the Aircraft to FedEx.

         "Firm Aircraft" shall mean any or all of the Aircraft to be sold by American to FedEx pursuant to Section 2.01.

         "First Interval Items" shall mean those maintenance significant items set forth in pages 52-1 through 52-2 (as revised on April 21, 1993), pages 53-1 through 53-44 (as revised on February 8, 1995), pages 54-1 through 54-6 (as revised through December 21, 1994), pages 55-1 through 55-12 (as revised on February 2, 1994) and pages 57-1 through 57-21 (as revised on February 8, 1995) of the American ESM which are required to be accomplished for the first time sixty (60) months after the delivery of an Airframe to American by the Manufacturer.

         "Force Majeure Event" shall mean any act of God, action or regulation of any governmental authority, fire, weather, flood, earthquake, accident, mechanical or electrical failure other than with respect to an Aircraft being delivered, act of the public enemy, war, civil disturbance, rebellion, insurrection, work stoppage, work slow down, other labor or work action, labor dispute, restraint of government or other cause or event beyond the control of the Party claiming the benefit of the occurrence of any such force majeure.

         "Gear" shall mean one or more, as the case may be, of the nose, center, left and right landing gears on any Airframe.

         "Hot Section/Compressor Maintenance" or "HSC" shall mean the engine maintenance build level in which there is refurbishment of the HPT Rotor, HPT 1st Stage Nozzle Assembly, the 2nd Stage Nozzle Assembly and the HPC Rotor as described in the American Program.

         "Hot Section Maintenance" or "HSM" shall mean the engine maintenance build level in which there is refurbishment of the HPT Rotor, HPT 1st Stage Nozzle Assembly, and the 2nd Stage Nozzle Assembly as described in the American Program.

         "Lien" shall mean any mortgage, pledge, security interest, lien, claim, encumbrance or other charge or rights of others of any kind on property.

         "Life Limited Part" or "Life Limited Parts" shall mean one or more, as the case may be, Parts which must be removed from an Engine, a Spare Engine, an APU or a Spare APU upon having been in such Engine, Spare Engine, APU or Spare APU for the maximum permissible calendar time, flight cycles or flight hours specified for such Part by its manufacturer.

         "Manufacturer" shall mean McDonnell Douglas Corporation as to the Airframes and General Electric Corporation as to the Engines.

         "MD-11 Spare Part" or "MD-11 Spare Parts" shall mean any or all Parts listed on the Spares List.

         "More Restrictive" shall mean that measure of the interval between maintenance events for an Airframe, Engine, Gear or APU or of the useful life or the interval between maintenance events of a Part which yields the lowest percentage of such interval remaining until the next such required maintenance event or the lowest percentage of such useful life, as applicable.

         "Non-Conforming Engine" or "Non-Conforming Engines" shall mean one or more, as the case may be, General Electric C6F-80C2D1F engines installed on an Aircraft which do not meet the delivery conditions for Engines set forth in
Section 3.06, but which are otherwise in a condition suitable for the purpose of permitting ferry flights of the Aircraft on which such engines are installed to the facilities of one or more third party vendors for conversion of such Aircraft to a cargo configuration or for transition maintenance for such Aircraft.

         "Part" or "Parts" shall mean any item or items of avionics, appliances, parts, furnishings, instruments, accessories and equipment suitable for installation and use on an Aircraft.

         "Passenger Parts" shall mean any Parts installed in the passenger cabin of an Aircraft that relate to the passenger configuration of such Aircraft, but excluding any Part in the passenger cabin of an Aircraft which is necessary for the Aircraft to be modified into FedEx's freighter configuration, including, without limitation, the forward starboard lavatory, the slide rafts on the R1, R4, L1 and L4 doors and the forward starboard galley installed on such Aircraft.

         "Power Assurance Run Test" shall mean a power assurance run test on an Engine conducted in accordance with the procedures in Test No. 6 in Chapter 71-00-00-5-1 of the McDonnell Douglas Aircraft Maintenance Manual pertaining to McDonnell Douglas Model MD-11 aircraft.

         "Purchase Option" and "Purchase Options" shall have the meanings set forth in Section 2.03.

         "Purchase Option Aircraft" shall mean any Put Option Aircraft as to which FedEx has delivered a Purchase Option Exercise.

         "Purchase Option Exercise" shall mean a written notice given by FedEx to American exercising a Purchase Option as to any Put Option Aircraft, which notice shall be in the form attached hereto as Exhibit K.

         "Purchase Option Notice" shall mean a written notice, in the form attached hereto as Exhibit J, given by American to FedEx notifying FedEx of American's intent to offer for sale, or to otherwise permanently transfer possession of, any of the Put Option Aircraft other than pursuant to the Put Options or any agreements entered into by American pursuant to which American has granted a security interest in the Aircraft in connection with the financing of the Aircraft.

         "Purchase Price" shall mean, as applicable, the purchase price of a Firm Aircraft on a Scheduled Delivery Date as set forth in Section 2.01, of a Put Option Aircraft on a Scheduled Delivery Date as set forth in Section 2.02 and of a Purchase Option Aircraft applicable for the month of the Delivery of the Purchase Option Aircraft as set forth in Section 2.03, as adjusted in accordance with Section 3.07.

         "Put Option" and "Put Options" shall have the meanings set forth in
Section 2.02.

         "Put Option Aircraft" shall mean any or all of the Aircraft as to which FedEx has granted to American options to sell such Aircraft to FedEx pursuant to Section 2.02.

         "Put Option Exercise" shall mean a written notice given by American to FedEx exercising a Put Option as to any Put Option Aircraft, which notice shall be in the form attached hereto as Exhibit I.

         "Replacement Engine" or "Replacement Engines" shall mean one or more, as the case may be, General Electric C6F-80C2D1F engines to be conveyed by American to FedEx in the stead of a Delayed Delivery Engine pursuant to Section 3.03, each of which engines meets the delivery condition requirements of
Section 3.06 with respect to Engines.

         "Scheduled Delivery Date" shall mean a date on which an Aircraft is to be delivered as set forth in Section 2.01 as to the Firm Aircraft, and Section
2.02 as to the Put Option Aircraft and Section 2.03 as to any Purchase Option Aircraft or, as to any of the Aircraft, such other date as the Parties may agree in writing.

         "Second Interval Items" shall mean those maintenance significant items set forth in pages 52-1 through 52-2 (as revised on April 21, 1993), pages 53-1 through 53-44 (as revised on February 8, 1995), pages 54-1 through 54-6 (as revised through

December 21, 1994), pages 55-1 through 55-12 (as revised on February 2, 1994) and pages 57-1 through 57-21 (as revised on February 8, 1995) of the American ESM which are required to be accomplished for the first time ninety (90) months after the delivery of an Airframe to American by the Manufacturer.

         "Shop Findings Report" shall mean a report stating the root cause of the failure of a Part and the materials used in returning such Part to a serviceable condition which is executed by an authorized repairman, all in accordance with the American Program.

         "Spare APU" and "Spare APU's" shall mean one or more, as the case may be, of the five_(5) APU's owned by American which are not installed on an Aircraft, which APU's shall include a shipping stand.

         "Spare Engine" and "Spare Engines" shall mean one or more, as the case may be, of the ten (10) General Electric CF6-80C2D1F engines owned by American that are not installed on the Aircraft. Each such engine shall be in a wing or tail quick engine change configuration and shall include an engine shipping stand suitable for such engines.

         "Spares List" shall mean the list of Parts dated as of January 20, 1995 which American is delivering to FedEx pursuant to Section 4.01.

         "Spare Part" and "Spare Parts" shall mean any or all of the MD-11 Spare Parts and the Spare APU's, the Spare Engines and the Spare Thrust Reversers.

         "Spares Purchase Price" shall mean the purchase price paid or to be paid for Spare Parts or portions thereof pursuant to Article 4.

         "Spare Thrust Reversers" shall mean one or more, as the case may be, of the three (3) pairs of thrust reverser assemblies usable on the Engines of the Aircraft which are not installed on an Aircraft.

         "Warranty Bill of Sale" shall mean a warranty bill of sale conveying title to an Aircraft to FedEx, which warranty bill of sale shall be in the form attached hereto as Exhibit C.

         Any defined term used in this Agreement and not expressly defined herein shall have the meaning ascribed to it in the FAR if such term is expressly defined in the FAR or, if not expressly defined in the FAR, such term shall have the meaning customarily ascribed to it in the aircraft industry.

         Section 1.02. Rules of Construction. The words "hereof," "herein," "hereunder," "hereto" and other words of similar import refer to this Agreement in its entirety.

         The terms "agree" and "agreements" contained herein are intended to include and mean "covenant" and "covenants".

         All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless otherwise expressly provided. All references in this Agreement to exhibits shall refer to the exhibits to this Agreement unless otherwise provided.

         The article and section headings in this Agreement have been inserted solely for convenience and shall not be considered in construing this Agreement.

                                   ARTICLE 2
                              PURCHASE OF AIRCRAFT

         Section 2.01. Firm Aircraft, Purchase Prices and Delivery Dates. On the terms and subject to the conditions set forth herein, American agrees to sell to FedEx, and FedEx agrees to purchase from American, the Firm Aircraft, with one Firm Aircraft to be so sold and purchased on each Scheduled Delivery Date as set forth below. The Purchase Price of each Firm Aircraft to be delivered on each Scheduled Delivery Date and the latest date by which a Designation as to a Scheduled Delivery Date may be given are as set forth in the following table:

                                   LATEST                       SCHEDULED
          DELIVERY               DESIGNATION                    DELIVERY                  PURCHASE
           NUMBER                   DATE                          DATE                     PRICE
           ------              --------------               ----------------         -----------------
             1                  7-May-95                     17-Jan-96                $
             2                  12-June-95                   12-June-96               $
             3                  16-Oct-95                    16-Oct-96                $
             4                  12-Feb-96                    12-Feb-97                $
             5                  11-June-96                   11-June-97               $
             6                  15-Oct-96                    15-Oct-97                $        *
             7                  14-Jan-97                    14-Jan-98                $
             8                  17-June-97                   17-June-98               $
             9                  14-Oct-97                    14-Oct-98                $
             10                 17-Feb-98                    17-Feb-99                $
             11                 16-June-98                   16-June-99               $
             12                 13-Oct-98                    13-Oct-99                $


Subject to Section 3.05(d), if due to the loss or, in American's sole discretion, substantially complete destruction of one or more Aircraft, American tenders to

_______________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

FedEx for Delivery pursuant to this Agreement fewer than twelve (12) Firm Aircraft, then on or before October 13, 1999 or such later date as the Parties agree will be the Scheduled Delivery Date for the twelfth (12th) Firm Aircraft,
American will pay to FedEx $[*     ] for each Firm Aircraft fewer than twelve
(12) that American delivers to FedEx. American will make such payment by a wire transfer of immediately available funds.

         Section 2.02.  Put Options.      (a)  FedEx hereby grants to American
seven (7) options (the "Put Options" and each a "Put Option"), each of which shall give American the right to sell one Aircraft to FedEx on each of the Scheduled Delivery Dates set forth in the table in Section 2.02(c). Upon American's exercise of each Put Option, FedEx shall purchase one Aircraft on the terms and subject to the conditions set forth herein.

         (b) A Put Option will be exercisable as to an Aircraft by American giving to FedEx a Put Option Exercise on any date not later than the "Latest Exercise Date" as set forth in Section 2.02(c).

         (c) The latest date by which a Put Option may be exercised (each a "Latest Exercise Date"), the latest date by which a Designation for a Scheduled Delivery Date may be given, the Scheduled Delivery Dates for the Put Option Aircraft and the Purchase Price of each Put Option Aircraft are as set forth in the following table:

                         LATEST                   LATEST                  SCHEDULED
      DELIVERY          EXERCISE                DESIGNATION                DELIVERY               PURCHASE
       NUMBER             DATE                      DATE                     DATE                  PRICE
       ------         ------------            ---------------            ------------         ----------------
        13                                                             15-Feb-00            $
        14                                                             14-June-00           $
        15                                                             11-Oct-00            $
        16                 *                          *                14-Feb-01            $        *
        17                                                             12-June-01           $
        18                                                             16-Oct-01            $
        19                                                             12-Feb-02            $


         (d) American and FedEx intend the exercise of the Put Options to be sequential and consistent with the schedule set forth above. If American fails to give FedEx a Put Option Exercise exercising a particular Put Option on or before the Latest Exercise Date for such Put Option, that Put Option will expire. If a Put Option expires, the remaining Put Options may be cancelled by FedEx giving to

___________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

American written notice of such cancellation on or before the earlier of
(i) the next following Latest Exercise Date set forth in Section 2.02(c) and
(ii) the seventh (7th) day next following the day on which FedEx receives a written notice from American that FedEx has the right to cancel the remaining Put Options. If FedEx fails to give American timely written notice of the cancellation of the remaining, unexercised Put Options, the remaining, unexercised Put Options will remain in full force and effect. The failure of American to give to FedEx any notice that FedEx may cancel the remaining, unexercised Put Options shall not be a breach, default or Event of Default under the terms of this Agreement.

         Section 2.03.  Purchase Options.   (a)  If American intends to offer
any Put Option Aircraft not designated as a Firm Aircraft for sale to a third party, FedEx shall have the right, but not the obligation, to purchase such Put Option Aircraft from American on the terms and subject to the conditions set forth in this Section 2.03 (the "Purchase Options" and each, a "Purchase Option"). American shall give FedEx a Purchase Option Notice before American makes an offer to sell any or all of the Put Option Aircraft to any third party. FedEx may exercise the Purchase Options as to any or all of the Put Option Aircraft stated in a Purchase Option Notice by giving American a Purchase Option Exercise within fourteen (14) days after its receipt of the Purchase Option Notice. The failure of FedEx to give American a Purchase
Option Exercise within [ *                   ] of its receipt of the Purchase
Option Notice will entitle American to sell the Put Option Aircraft to any person or persons free of the Purchase Options, but such failure shall not be a breach by FedEx of, or a default or an Event of Default under, the terms of this Agreement. If FedEx does not exercise a Purchase Option as to a particular Put Option Aircraft, (i) American may offer for sale and may sell such Put Option Aircraft in such manner, at such time or times, for such price or prices and on such other terms and subject to such conditions as American, in its sole discretion, deems acceptable and (ii) American may nevertheless exercise the remaining, unexpired Put Options in accordance with the terms and subject to the conditions set forth in Section 2.02 without regard to any prior Purchase Option Notice. American will provide a Designation with respect to any Purchase Option Aircraft on or before the later to occur of (i) one year prior to the Scheduled Delivery Date and (ii) the thirtieth (30th) day after its receipt of a Purchase Option Exercise.

         (b) The Purchase Price for any Purchase Option Aircraft which is tendered by American for Delivery and which FedEx is obligated to purchase in
or before January, 1996, shall be $[ *               ].  The Purchase Price for
any Purchase Option Aircraft which is tendered by American for Delivery and which FedEx is obligated

________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

to purchase in any month thereafter shall be decreased by the amount of
$[ *         ] for each month after [ *                 ] to, but excluding,
the month in which such tender for Delivery occurs.

         (c) The Scheduled Delivery Date of the Purchase Option Aircraft to be sold to FedEx by American pursuant to FedEx's exercise of a Purchase Option shall be the date or dates specified by American in the Purchase Option Notice as the Scheduled Delivery Date or Scheduled Delivery Dates of the Purchase Option Aircraft; provided, however, that no such Scheduled Delivery Date shall
be less than [ *                ] after the date of the Purchase Option Notice
specifying such Scheduled Delivery Date.

         (d) If American sells one or more Purchase Option Aircraft to FedEx pursuant to FedEx's exercise of one or more Purchase Options or sells any Put Option Aircraft as to which FedEx does not exercise a Purchase Option after a Purchase Option Notice is given, the number of Put Options that American can exercise shall be reduced by a number equal to the number of Purchase Option Aircraft and/or Put Option Aircraft so sold. Any Put Options terminated by any such reduction shall be terminated in the reverse order of the Scheduled Delivery Dates to which the Put Options relate. The remaining Put Options shall remain in full force and effect.

         (e) If one or more Put Options expire or are terminated for any reason, American may dispose of an equivalent number of Aircraft free of the Purchase Options at any time thereafter and an equivalent number of Purchase Options will terminate simultaneously and automatically. Upon such expiration or termination, the terminated Purchase Options shall be without further force and effect, provided, however, that any such termination of Purchase Options shall not affect any prior exercise of any Purchase Option with respect to any Aircraft. American shall have the right to sell or otherwise dispose of such number of the Put Option Aircraft as to which Purchase Options are reduced free of the Purchase Options and the provisions of this Agreement and may determine which Put Option Aircraft are so free of the Purchase Options in its sole discretion.

         Section 2.04.     Designation and Substitution of Airframes and
Engines.     (a)  American will designate an Airframe from among all the
Airframes as a Firm Aircraft, a Put Option Aircraft, or a Purchase Option Aircraft for Delivery on a Scheduled Delivery Date in accordance with Section 2.01, Section 2.02 and Section 2.03, respectively, by giving FedEx a Designation on or before the latest date for giving such Designation specified in the applicable such section. Each Airframe to

_____________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

be designated by American to be part of a Firm Aircraft, a Put Option Aircraft or a Purchase Option Aircraft to be delivered on any Scheduled Delivery Date as to which a Designation is given will be chosen by American in its sole discretion. American shall have the right as a result of operational considerations to substitute a different Airframe for a previously designated Airframe for delivery on a Scheduled Delivery Date by delivering a Change Designation (i) on any date before the [ * ] prior to such Scheduled Delivery Date or (ii) if such designation of a different Airframe for delivery on such Scheduled Delivery Date would not cause a material delay in the conversion of such different Airframe from a passenger configuration to a cargo
configuration,  on  any date  before the [ *                             ]
prior to the original Scheduled Delivery Date, provided in either instance that, within [ * ] after its receipt of FedEx's invoice setting forth in detail the nature and amount of such costs, American reimburses FedEx for any incremental engineering costs, incremental transition maintenance costs and incremental modification costs incurred by FedEx solely as the result of the substitution of the Airframe.

         (b)  No later than [ *                      ] prior to the Scheduled
Delivery Date for an Aircraft, American shall designate to FedEx the three Engines to be conveyed to FedEx as part of such Aircraft to be delivered on such Scheduled Delivery Date by giving FedEx a completed Engine Designation. After designating such Engines, American will use its commercially reasonable efforts to avoid substituting other Engines for such designated Engines, but may do so upon written notice to FedEx, which notice shall be given by American as soon as practicable after it determines to substitute Engines. Each Engine to be designated by American to be a part of a Firm Aircraft, a Put Option Aircraft or a Purchase Option Aircraft to be delivered on the various Scheduled Delivery Dates as to which Designations are given will be chosen by American in its sole discretion.

         Section 2.05. Payment of Purchase Price. Each Purchase Price and each Spares Purchase Price payable to American by FedEx shall be net of any and all taxes, recording expenses, assessments, duties and similar governmental charges and fees charged on or with respect to the sale of the Aircraft, any and all of which amounts shall be paid by FedEx, subject, however, to the provisions of Section 3.01. The Purchase Price for each Aircraft shall be paid on the Delivery Date for such Aircraft, net of any applicable Deposit and the interest calculated at the AMR Rate. The Spares Purchase Price for any Spare Parts purchased pursuant to Article 4 shall be paid on the date the Spare Parts being sold to FedEx are delivered by American to FedEx. The Purchase Prices, the Spares Purchase Prices and any Deposits shall be paid by FedEx in United States Dollars by wire transfer of

________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

immediately available funds to American's account at Chase Manhattan Bank in New York, New York, ABA No. 021000021 Account 910-1-019884, Reference, as applicable, Aircraft N[Insert Relevant FAA Registration Number] or MD-11 Spare Parts.

         Section 2.06. Deposits. FedEx will pay to American on the Business Day next following the date of execution of this Agreement a cash deposit in the
amount of $[ *       ] for each Firm Aircraft.  FedEx will pay to American
within the ten-day period next following the date on which each Put Option is
exercised, a cash deposit of $[*      ] in respect of the Put Option Aircraft as
to which such Put Option is exercised. FedEx will pay to American upon the Business Day next following the exercise of any Purchase Option, a cash deposit
of $[ *      ] in respect of each Purchase Option Aircraft.  [ *


                                        ].  If American shall fail to perform
its obligation to deliver an Aircraft in accordance with this Agreement, American will return to FedEx, upon FedEx's written request, any Deposits made with respect to such Aircraft, with interest thereon calculated at a rate equal to the AMR Rate. The Deposit applicable to a particular Aircraft, with an amount of interest thereon calculated at the AMR Rate, will be applied to the payment of the Purchase Price of such Aircraft on the Delivery Date. Neither the retention of any Deposit by American in connection with the failure of FedEx to perform its obligations under this Agreement nor the return of any Deposit by American in connection with the failure of American to perform its obligations under this Agreement shall be the exclusive remedy of the non-defaulting Party in connection with any such default. Except as set forth above, American shall be entitled to retain any interest earned on the Deposits.


                                   ARTICLE 3
                     AIRCRAFT DELIVERY, TITLE, RISK OF LOSS

         Section 3.01. Delivery. American shall deliver each Firm Aircraft and any Put Option Aircraft as to which a Put Option is exercised and each Purchase Option Aircraft to FedEx on the Scheduled Delivery Date for each such Aircraft pursuant to the procedures set forth in this Article 3. American shall tender each Aircraft required to be delivered to FedEx under this Agreement by delivering an Aircraft Delivery Certificate (completed as to the tender related portion thereof) to FedEx with respect to such Aircraft. Delivery of each Aircraft shall be made at (i)

__________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Dallas/Fort Worth International Airport ("DFW"), (ii) at the option of American, at an airport in the State of Nevada if American so advises FedEx at least seven (7) days prior to the Scheduled Delivery Date for such Aircraft or
(iii) at such other location on FedEx's route system as American designates in writing to FedEx at least ninety (90) days prior to the Scheduled Delivery Date and to which FedEx consents, such consents not to be unreasonably withheld. If any Scheduled Delivery Date is not a Business Day, the Aircraft to be delivered shall be delivered and accepted on the Business Day next preceding the Scheduled Delivery Date.

         Section 3.02. Inspection, Flight Checks and Discrepancies. (a) FedEx shall have access to each Aircraft no later than [ * ] prior to the Scheduled Delivery Date for such Aircraft at American's maintenance facility at the Tulsa International Airport in Tulsa, Oklahoma ("TUL"). At such time, FedEx shall have the right to: (i) conduct all ground inspections reasonably necessary to determine whether the Aircraft is in Delivery Condition, including, but not limited to, engine borescopes conducted in accordance with Exhibit R, (ii) functionally ground and flight check such Aircraft in accordance with the requirements and procedures contained in the McDonnell Douglas Model MD-11 Production Flight Procedure Manual (the "MDAC PFPM") applicable to aircraft that are completing a C Check and (iii) conduct on each Engine being delivered (other than a Non-Conforming Engine) a Power Assurance Run Test to ensure that the exhaust gas temperature margin for such Engine conforms to the requirements of
Section 3.06(i)(B)(4). Subject to Section 3.02(b), any such checks or test flights shall be of a reasonable duration. In determining if an Aircraft is in Delivery Condition, if there are differences in the tolerances stated in the MDAC PFPM and the American Program, the more lenient tolerances will apply.

         (b)  The initial flight test of an Aircraft shall not be more than
[ *   ] in duration.  American will permit at least [ *   ] of FedEx to
observe any functional flight check of an Aircraft made in conjunction with the Delivery of such Aircraft. During the functional flight check, American shall provide a pilot who shall function as pilot-in-command and who shall maintain operational control and responsibility for the Aircraft. FedEx shall provide a pilot who shall occupy a pilot's seat (left or right, at the discretion of the pilot-in-command). FedEx's pilot shall physically exercise the flight controls in such phases of flight as necessary to verify the functional operation of the Aircraft. Insurance for all functional flight checks shall be provided by American, at its sole expense under its existing insurance policies, provided, however, that any FedEx personnel who are to be present on such Aircraft during any such flight shall execute and

______________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

deliver to American prior to such flight a release and waiver of liability containing terms and conditions reasonably satisfactory to American. American shall provide the fuel necessary for such flight check.

         (c) Upon completion of functional ground and flight check of an Aircraft, American shall, at American's expense and in accordance with the applicable criteria set forth in the American Program: (i) correct and/or clear any items noted in the Aircraft's log book by American and which remain un-cleared or un-corrected at the Scheduled Delivery Date and (ii) correct and/or clear any discrepancies of the Aircraft from the Delivery Condition otherwise noted during the functional ground and flight checks of such Aircraft. If an additional flight check is required to demonstrate that a discrepancy from the Delivery Condition for such Aircraft has been corrected, such additional flight check shall be conducted in the manner set forth in
Section 3.02(a) and (b). Any additional flight check made to inspect the correction of any discrepancy of such Aircraft from the required Delivery Condition previously noted shall be limited to the time necessary to inspect such discrepancy. If additional discrepancies from the Delivery Condition are noted during a subsequent flight check (or the original discrepancy is not satisfactorily corrected), American shall correct the discrepancy from the Delivery Condition noted during the subsequent flight check. Notwithstanding the foregoing, American shall not be required to correct or clear any items or discrepancies of the Aircraft from Delivery Condition that are (x) cosmetic in nature, (y) related solely to any Passenger Parts or (z) which the Parties agree in writing in the Aircraft Delivery Certificate to correct and/or clear after the Delivery of the Aircraft.

         (d) Upon completion of the items in Sections 3.02(a) through 3.02(c) on an Aircraft, FedEx shall execute and deliver to American the Aircraft Delivery Certificate for such Aircraft pursuant to which FedEx shall certify that it has accepted the Aircraft and that the Aircraft is in the Delivery Condition, except to the extent that (i) any remaining discrepancies of the Aircraft from the Delivery Condition are noted by the Parties in such Aircraft Delivery Certificate or (ii) the failure of the Aircraft to meet Delivery Condition requires an Adjustment (as defined below). Thereafter, American shall not change or alter the configuration or operate such Aircraft for any reason prior to Delivery (except as necessary to ferry such Aircraft to any other location at which Delivery will occur) without the prior written consent of FedEx.

         Section 3.03.  [ *


___________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   ]

         [ *



                                        ]

         [ *





                         ]

         [ *





____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





______________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         Section 3.04. Delivery Procedure. At the time of Delivery of each Aircraft:

         (i) FedEx shall execute and deliver to American the Aircraft Delivery Certificate as provided in Section 3.02(d);

         (ii) American shall execute and deliver to FedEx the FAA Bill of Sale and the Warranty Bill of Sale;

         (iii)   FedEx shall pay American the Purchase Price in accordance with
Section 2.05, net of the Deposit applicable to the Aircraft being delivered and the interest accrued on such Deposit at the AMR Rate;

         (iv) Subject to the provisions of Section 6.01, American shall deliver to FedEx the Data with respect to such Aircraft;

         (v) American shall execute and deliver to FedEx an assignment of any warranties with respect to the Aircraft that are assignable by American by their terms and without the payment by American to the grantor of the warranty of more than a nominal amount;

         (vi) Concurrently with the delivery of the Warranty Bill of Sale described in clause (ii) above, American shall cause the FAA Bill of Sale executed by American to be filed and recorded with the FAA Aircraft Registry in Oklahoma City, Oklahoma and FedEx shall cause an Application for Registration of the Aircraft to be filed with the FAA Aircraft Registry. FedEx shall be responsible for all costs of filing or recording of the FAA Bill of Sale, the Application for Registration of the Aircraft and any such other acceptance certificates, delivery receipts and any other documents as shall be agreed to by the Parties as appropriate for the sale, purchase and Delivery of such Aircraft;

         (vii) At the time and upon completion of Delivery of each Aircraft, Messrs. Daugherty, Fowler & Peregrin, special FAA counsel to FedEx, shall confirm to FedEx that such counsel will furnish FedEx its opinion, addressed to FedEx, to the effect that: (A) the FAA Bill of Sale with respect to the Aircraft being delivered by American to FedEx and the FAA Application for Registration relating thereto have been duly filed with the FAA; (B) legal title to such Aircraft is vested in FedEx or its designee, and (C) such Aircraft, including the Engines conveyed to FedEx in connection with such Aircraft, is free and clear of all Liens, other than Liens arising by, through or under FedEx or its designee, if any, that has taken title to the Aircraft. Such opinion may be subject to the type of assumptions and qualifications regularly included by experienced FAA counsel in similar opinions; and

         (viii) If a Non-Conforming Engine which is not conveyed to FedEx pursuant to Section 3.03(d) is installed on the Aircraft at the Delivery Date, each of American and FedEx shall execute and deliver the Engine Lease Agreements with respect to such Non-Conforming Engine and applicable Delayed Delivery Engine.

         Section 3.05. Delayed Delivery. (a) If FedEx is obligated to accept delivery of and purchase an Aircraft tendered by American for delivery on a Scheduled Delivery Date, which Aircraft is in Delivery Condition and FedEx fails to accept such Aircraft for delivery in accordance with this Agreement, unless such failure is an Excusable Delay, FedEx will [*


                                                                               ]
If American is unable to deliver an Aircraft on a Scheduled Delivery Date, unless such delay is an Excusable Delay (other than one arising as a result of a Force Majeure Event involving any work stoppage, work slow down, other labor or work action or labor dispute, if and to the extent such Excusable Delay exceeds four (4) weeks in duration), [ *


                        ] The payment of any such amounts shall not be the exclusive remedy of American if FedEx fails to accept delivery of an Aircraft on a Scheduled Delivery Date other than in circumstances constituting an Excusable Delay nor the exclusive remedy of FedEx if American fails to deliver an Aircraft on a Scheduled Delivery Date other than in circumstances constituting an Excusable Delay.

         (b) Notwithstanding the foregoing, with respect to non-excusable delays resulting from American's actions or omissions, American shall not be required to pay interest on the Purchase Price of any Aircraft as set forth
above if (i) delivery of such Aircraft is delayed for [ *               ] or
less and (ii) the aggregate number of days for which deliveries of all the Aircraft have been delayed [ * ] If, as to non-excusable delays resulting from American's actions or omissions, the number of days by which any delivery of an
Aircraft is delayed exceeds [ *             ] or the number of days by which
all deliveries of Aircraft are delayed exceeds [ *                     ] in the
aggregate, interest (computed as provided above) on the Purchase Price of the Aircraft as to which a delay in excess of [ * ] occurs (less the amount of applicable Deposit) or the aggregate Purchase Prices of the Aircraft as to
which aggregate delays in excess of [ *                      ] occur (less the
amount of applicable Deposit) shall be paid by American to FedEx as provided above for each day for which deliveries of the Aircraft by American are delayed. Notwithstanding the foregoing, with respect to non-excusable delays resulting from FedEx's actions or omissions, FedEx shall not be required to pay interest on the Purchase Price of any Aircraft as set forth above if (i) its acceptance

____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

of an Aircraft is delayed for [ *              ] or less and (ii) the aggregate
number of days for which FedEx's acceptances of all the Aircraft are delayed
does not exceed [ *              ]  If, as to non-excusable delays resulting
from FedEx's actions or omissions, the number of days by which any delivery of
an Aircraft is delayed exceeds [ *             ] or the number of days by which
all deliveries of Aircraft are delayed exceeds [ *                   ] in the
aggregate, interest (computed as provided above) on the Purchase Price of the Aircraft as to which the delay in excess of [ * ] occurs or the aggregate Purchase Prices of the Aircraft as to which aggregate delays in excess of [ *
] occur shall be paid by FedEx to American as provided for above for each day for which the acceptances of the Aircraft by FedEx are delayed.

         (c) If an Aircraft which has been designated for delivery to FedEx on a particular Scheduled Delivery Date sustains any damage or is partially destroyed and such damage or partial destruction can be repaired or restored and such Aircraft can be tendered for Delivery on the date (the "Partial Casualty Delivery Date") that is the later to occur of (i) the Scheduled Delivery Date with respect to such Aircraft or (ii) the date which is [ *
] after the occurrence of such damage or partial destruction, as promptly as practicable after the occurrence of the damage or destruction of such Aircraft, American shall notify FedEx in writing of such occurrence and whether American elects (i) at American's sole cost and expense, to repair or restore the damaged or partially destroyed Aircraft so that it will be in Delivery Condition or (ii) to substitute another Aircraft, if any, for the damaged Aircraft. Any repair required by damage to or partial destruction of the Aircraft shall not (i) impose any restrictions on the FAA-certified limitations, performance or operation as set forth in the Manufacturer s FAA-approved Airplane Flight Manual for the Aircraft or (ii) materially impair the fuel mileage performance of the Aircraft or (iii) increase the empty weight
of the Aircraft by more than [ *    ]pounds.

         (d) If, before the Delivery Date of any Committed Delivery (as defined below), one or more Aircraft (each a "Casualty Aircraft") are lost or, in American's sole judgment, substantially completely destroyed, or if American determines, in its sole judgment, that repairing any substantial damage to any Aircraft would be uneconomical, then American shall designate or re-designate other Aircraft, if any, pursuant to Section 2.04 (without regard to the times for taking actions set forth in such Section 2.04, but subject to Section 9.02) in order to deliver an Aircraft to FedEx for each Committed Delivery (as defined below) by the later to occur of (i) the Scheduled Delivery Date for each Committed Delivery or (ii) the date which is [ *
  ] after the occurrence of the loss or substantially complete destruction of

_____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

such Aircraft (the "Casualty Delivery Date"); provided, however, that notwithstanding any such designation, one Committed Delivery per each such Casualty Aircraft shall automatically terminate in reverse chronological order of Scheduled Delivery Dates. If a Committed Delivery is terminated under this
Section 3.05(d), American and FedEx shall have no further obligation to sell or purchase any Aircraft with respect to such Committed Delivery or sell or purchase any Spare Parts associated with such cancelled Committed Delivery.
For purposes of this Section 3.05(d), the term "Committed Delivery" shall mean a commitment to sell and deliver any Firm Aircraft or any Aircraft as to which a Put Option has been properly exercised, whether or not a particular Aircraft had been designated for such delivery.

         Section 3.06. Delivery Condition. (a) At the time of the tender of an Aircraft by American to FedEx in connection with its Delivery, the Aircraft shall be in the following condition:

         (i)  The Aircraft shall meet the following standards:

                 (A)  the Airframe of such Aircraft shall have:

                          (1)  [ *     ] of the number of flight hours or
                          calendar time, whichever is More Restrictive, between C Checks as prescribed by the American ESM remaining until its next C Check is required to be performed;

                          (2)   [ *        ] of the interval in days prescribed
                          by the American ESM as the time between
                          accomplishment of the First Interval Items remaining until the date on which such items are required to be next performed; and

                          (3)   [ *        ] of the interval in days prescribed
                          by the American ESM as the time between
                          accomplishment of the Second Interval Items remaining until the date on which such items are required to be next performed.

                 (B)  Each Engine conveyed with the Airframe shall have:

                          (1)  not more than [ *        ] flight cycles since
                          the latest to occur of a HSM, HSC or EHM as prescribed by the American Program;

________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                          (2)  not more than [ *     ] flight cycles since the
                          last high pressure compressor refurbishment as prescribed by the American Program;

                          (3) on its Life-Limited Parts, as specified by the Manufacturer's Engine Overhaul Manual, not more than the total flight cycles on the highest flight cycle Airframe (whether or not previously delivered to FedEx); and

                          (4)  an exhaust gas temperature ("EGT") margin of not
                          less than [ *            ] degrees Celsius as
                          determined by a Power Assurance Run Test conducted as described in Section 3.02(a) in connection with the acceptance of the Aircraft by FedEx and an EGT margin
                          of not less than [ *              ] degrees Celsius
                          at its last test cell run immediately following the latest Engine Maintenance to be accomplished.

                 (C)  each Gear installed on such Aircraft shall have [ *     ]
                 of the calendar time or flight cycles, whichever is More Restrictive, between major overhauls as prescribed by the American Program for such Gear remaining until the next scheduled overhaul for such Gear ("Gear Half Time"); and

                 (D) the APU installed on such Aircraft shall have remaining at Delivery, [ * ] of the total flight cycles or hours, whichever is More Restrictive, in the service life of the parts in such APU which are life limited, as specified by the manufacturer of such APU ("APU Time Limit").

         [ *



               ]

         (ii) The Airframe, each Engine conveyed to FedEx along with the Aircraft, each Gear, the APU installed on such Aircraft and all other life-limited parts comprising part of the Aircraft shall have been maintained by American on a non-discriminatory basis with all other McDonnell Douglas Model MD-11 aircraft then in operation by American.

_______________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         (iii) No Engine being transferred with the Aircraft shall be subject to any reduced inspection intervals or reduced calendar time, flight hours or flight cycles restrictions that require the removal of the Engine from an aircraft upon reaching such calendar time, flight hour, or flight cycle thresholds. The results of any engine borescope inspection conducted on an Engine pursuant to Section 3.02(a) shall indicate that such Engine is within the serviceable limits prescribed by the McDonnell Douglas Aircraft Maintenance Manual Chapter 72-00-07.

         (iv) The Aircraft, each Engine conveyed to FedEx at the time of the Delivery of the Aircraft, each Gear and the APU shall be in compliance with American's Part 121 Maintenance Program, the Aircraft shall be Airworthy and the Aircraft Records relating to such Aircraft, Engines, Gear and APU shall be in compliance with American's Part 121 Maintenance Program and the applicable Federal Aviation Regulations requiring the maintenance of such Aircraft Records. At the Scheduled Delivery Date, no deferred or carryover maintenance items shall exist with respect to the Aircraft, and all temporary repairs to the Aircraft shall have been made permanent.

         (v) The delivery of any Engine or other General Electric CF6-80C2D1F engine installed on an Aircraft upon its Delivery shall be subject in all respects to Section 3.03.

         (vi) The Aircraft shall be registered on the United States Federal Aviation Administration aircraft registry.

         (vii) The Aircraft shall be in a configuration which complies with American's operating specifications for McDonnell Douglas Model MD-11 aircraft at such time, except to the extent that any discrepancies or deviations from such operating specifications shall result from the removal of Passenger Parts from the Aircraft.

         (viii) The Aircraft (including the Engines to which title is conveyed therewith) shall be free of all Liens.

         (ix) Prior to the delivery of the Aircraft, American shall have painted over or stripped from the Aircraft any insignia, trademark or tradename on the Aircraft identifying the Aircraft as an American aircraft.

         (x) American may, at its sole option and expense, deliver an Aircraft after removing from such Aircraft any Passenger Parts. Any Passenger Parts removed from an Aircraft by American in accordance with the foregoing provisions shall be "AS IS" and may be retained by American, along with the

         Aircraft Records and other Data relating thereto, as its property, free of any Lien of FedEx.

         (b) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE AIRCRAFT SHALL BE DELIVERED BY AMERICAN AND ACCEPTED BY FEDEX "WHERE IS", "AS IS" AND "WITH ALL FAULTS".

         (c) American shall not be responsible for compliance with any Airworthiness Directive outstanding with respect to any Aircraft on the Scheduled Delivery Date for such Aircraft if the final date for compliance with such Airworthiness Directive is after such date, provided that American shall not discriminate against any of the Firm Aircraft or Put Option Aircraft in connection with its compliance with Airworthiness Directives applicable to the McDonnell Douglas Model MD-11 aircraft in its fleet. American will require any lessee of an Aircraft that may be delivered to FedEx to comply with any Airworthiness Directive applicable to such leased Aircraft in the same manner as American complies with such Airworthiness Directive with respect to the Aircraft in its fleet. With respect to any Aircraft delivered by American to FedEx, American shall not have complied with or terminated any Airworthiness Directive applicable to McDonnell Douglas Model MD-11 airframes and the accessories thereto or General Electric CF6-80C2D1F engines by the use of FAA-approved alternative means of compliance, unless FedEx expressly approves compliance with or termination of such Airworthiness Directive by such alternative means or FedEx's then current FAA-approved maintenance program permits compliance with or termination of such Airworthiness Directive by such alternative means of compliance.

         Section 3.07.     Adjustments to Purchase Price for Delivery
Condition.   [ *

                                                                               ]





_________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         Section 3.08. Aircraft Delivery Certificate; Engine Delivery Certificate. Subject to any discrepancies from the Delivery Condition expressly noted by the Parties in the applicable Aircraft Delivery Certificate, FedEx's execution and delivery of an Aircraft Delivery Certificate with respect to an Aircraft as to which a Delivery occurs shall be a binding acknowledgment and agreement by FedEx that the Aircraft delivered was in the Delivery Condition upon its Delivery to FedEx. Subject to any discrepancies from the delivery conditions set forth in Section 3.06 that are applicable solely to Engines that are expressly noted by the Parties in the applicable Engine Delivery Certificate, FedEx's execution and delivery of an Engine Delivery Certificate with respect to an Engine or Spare Engine which is delivered to FedEx by American shall be a binding acknowledgment and agreement by FedEx that such Engine or Spare Engine, as the case may be, was in the condition required by
Section 3.06 upon its delivery to FedEx by American.

         Section 3.09. Liability. FEDEX HEREBY RELEASES AMERICAN FROM AND AMERICAN SHALL NOT BE LIABLE FOR ANY DEFECT, KNOWN OR UNKNOWN, LATENT OR PATENT, IN SUCH AIRCRAFT, THE ENGINES, ANY PART OR COMPONENT OF SUCH AIRCRAFT AND ANY SPARE PART DELIVERED TO IT ON SUCH DELIVERY DATE OR ANY OTHER DATE OR, EXCEPT AS EXPRESSLY SET FORTH HEREIN WITH RESPECT TO THE AIRCRAFT RECORDS AND/OR THE DATA, THE DATA, AND, EXCEPT AS EXPRESSLY AGREED BY THE PARTIES, ANY DELAYED DELIVERY OF ANY AIRCRAFT, ANY DELAYED DELIVERY ENGINE OR ANY SPARE PART, AND FOR ANY ACTUAL, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUSTAINED BY FEDEX AS A RESULT OF ANY SUCH DEFECT OR DELAYED DELIVERY, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF USE OF THE AIRCRAFT, THE ENGINES, THE SPARE PART, OR THE DATA OR ANY INTERRUPTION IN FEDEX'S BUSINESS RESULTING FROM OR OCCASIONED BY FEDEX'S INABILITY TO USE THE AIRCRAFT, THE ENGINES OR, EXCEPT AS EXPRESSLY SET FORTH HEREIN, WITH RESPECT TO THE AIRCRAFT RECORDS, ENGINE RECORDS AND/OR THE DATA, THE DATA.

         Section 3.10. Title and Risk of Loss. (a) Concurrently with each Delivery of an Aircraft but not prior thereto, title to, and risk of loss of, damage to or destruction of such Aircraft (other than to or for any Non-Conforming Engine installed on such Aircraft, title to which American is not conveying to FedEx) shall pass from American to FedEx. FedEx shall not, by virtue of this Agreement

(including, without limitation, as a result of the payment of any Deposit, the previous Delivery of another Aircraft or the delivery of any Spare Part by American to FedEx pursuant to this Agreement, or the designation or identification by American of any particular Aircraft as a Firm Aircraft, a Put Option Aircraft or the Aircraft to be delivered by American to FedEx on a particular Scheduled Delivery Date) acquire any insurable or other ownership interest in an Aircraft prior to the Delivery of such Aircraft by American to FedEx in accordance with the terms of this Agreement.

         (b) Title to, and risk of loss of, damage to and destruction of each Delayed Delivery Engine and each Replacement Engine delivered to FedEx by American shall pass to FedEx upon the delivery of such Delayed Delivery Engine or Replacement Engine to FedEx by American. Notwithstanding the foregoing, the risk of loss of, damage to or destruction of (i) any Non-Conforming Engine to which FedEx holds title shall be as set forth in Section 3.03(d) and (ii) any other Non-Conforming Engine and any Delayed Delivery Engine shall be governed by any applicable Engine Lease Agreement. Upon Delivery of an Aircraft, FedEx shall take title to any fuel on board of the Aircraft at no additional cost to FedEx.


                                   ARTICLE 4
                                  SPARE PARTS

         Section 4.01. MD-11 Spare Parts List. (a) On the date of execution of this Agreement, American will provide FedEx with the Spares List which will be a list of rotable spare parts that American held in its inventory as of January 20, 1995 and that are unique to McDonnell Douglas Model MD-11 aircraft or that can be used on the McDonnell Douglas Model MD-11 and Model DC-10 aircraft but no other aircraft within American's fleet. The Spares List will set forth for each type of MD-11 Spare Part, American's and the manufacturer's part numbers for each type of MD-11 Spare Part, the quantity of each type of MD-11 Spare Part held by American at the date on which the Spares List is delivered and the Average Unit Price for each type of MD-11 Spare Part. The Spares List will be provided via electronic storage media mutually acceptable to American and FedEx. American will also provide FedEx with a hard copy of the Spares List.

         Section 4.02. MD-11 Spare Parts Purchase Obligation. (a) On each date on which FedEx is obligated to accept delivery of a Firm Aircraft pursuant to this Agreement, American will sell to FedEx, and FedEx will purchase from American, MD-11 Spare Parts having an average, aggregate Average Unit Price of
$[ *        ] for each Firm Aircraft as to which Delivery occurs or which FedEx is obligated to

____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

purchase; provided, however, that so long as the Delivery of three Aircraft occurs in each of the years from 1996 through 1999 (i) the aggregate Average Unit Prices of MD-11 Spare Parts that shall be sold by American to FedEx, and purchased by FedEx from American, in each year from 1996 through 1999 shall be
$[ *                ].  On each date on which FedEx is obligated to accept
delivery of a Put Option Aircraft pursuant to the exercise of a Put Option or a Purchase Option Aircraft, American will sell to FedEx, and FedEx will purchase from American, MD-11 Spare Parts having an aggregate Average Unit Price of $[ *
] for each of the first eighteen (18) Aircraft and $[ *           ] for the
nineteenth (19th) Aircraft as to which Delivery occurs or which FedEx is obligated to purchase.

         (b) If the MD-11 Spare Parts are being purchased in conjunction with the purchase by FedEx of a Firm Aircraft or an Aircraft as to which American has exercised a Put Option, the Spares Purchase Price for such MD-11 Spare Parts shall be as set forth in Section 1 of Exhibit Q. If the MD-11 Spare Parts are being purchased in conjunction with the purchase by FedEx of any Purchase Option Aircraft, the Spares Purchase Price for such MD-11 Spare Parts shall be determined by reference to Section 2 of Exhibit Q. FedEx will pay to American the Spares Purchase Price for the portion of the MD-11 Spare Parts being purchased on the date such MD-11 Spare Parts are delivered to FedEx by American.

         (c) The MD-11 Spare Parts that American will sell to FedEx and FedEx will purchase from American in any lot of MD-11 Spare Parts pursuant to the first sentence of Section 4.02(a) will be a pro rata portion of each type of MD-11 Spare Part, based on a total of nineteen Aircraft. If the number of a particular type of MD-11 Spare Parts held by American on any Delivery Date does not permit the mix of MD-11 Spare Parts sold to FedEx in each such lot to be a perfectly pro rata portion of all of the various types of MD-11 Spare Parts, American and FedEx shall cooperate to set the mix of MD-11 Spare Parts so that the inventories of MD-11 Spare Parts of American and FedEx shall be as nearly pro rata as possible at all times. If for operational reasons American or FedEx shall desire to change the mix of MD-11 Spare Parts that American would deliver on any date, American and FedEx shall attempt in good faith, but shall not be obligated, to effect such change in the mix of MD-11 Spare Parts in order to accommodate each other's operational requirements. If American and FedEx shall change such a mix of MD-11 Spare Parts in any lot of MD-11 Spare Parts delivered to FedEx by American, the mix of MD-11 Spare Parts delivered to FedEx in the next lot shall contain such MD-11 Spare Parts as are necessary to cause compliance with requirements of the first two sentences of this Section 4.02(c) once such MD-11 Spare Parts are purchased by and delivered to FedEx.

______________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         Section 4.03. Spare Engine, Spare APU and Spare Thrust Reverser Purchase Obligation. (a) (i) American will sell to FedEx, and FedEx will purchase from American, on the dates and for the Spares Purchase Prices set forth in or determined as set forth in Exhibit Q, the Spare Engines set forth in Exhibit Q. If FedEx desires to change the quick engine change configuration of any Spare Engine delivered by American to FedEx, American shall provide to FedEx in exchange for conveyance by FedEx to American of the Parts removed from the Spare Engine in question, the Parts necessary to change the quick engine change configuration of such Spare Engine to a tail configuration or a wing configuration, as the case may be, if American has the necessary parts in its inventory of spare Parts and such spare Parts are determined by American, in good faith, to be surplus to its needs. If American delivers any such spare Parts to FedEx, FedEx shall deliver to American any of the Parts removed from such Spare Engine in connection with the change in the configuration of such Spare Engine. Upon its delivery by American to FedEx, each of the first five (5) Spare Engines delivered by American to FedEx will be in the condition an Engine is required by Section 3.06(a)(i)(B), 3.06(a)(iii) and 3.06(a)(iv) to be in upon its delivery by American to FedEx, and FedEx shall have the right to conduct an engine borescope on each such Spare Engine delivered in accordance with Exhibit
R. The Spares Purchase Price for each of the first five (5) Spare Engines shall be adjusted in accordance with Exhibit M.

         (ii) American will, at its sole option, either (A) deliver each Spare Engine to be sold to and purchased by FedEx on one of the last five (5) Spare Engine delivery dates set forth in Exhibit Q (each a "Last Group Engine" and collectively, the "Last Group Engines") without such Last Group Engine having been operated on wing since its last EHM, in which case the Spares Purchase Price for such Last Group Engine shall be adjusted in accordance with Exhibit M, or (B) if any such Last Group Engine does not comply with the standard in clause (A) of this sentence, adjust the Spares Purchase Price of such Last Group Engine in accordance with the adjustment formula set forth in Exhibit T; provided, however, that the obligation set forth in clause (A) of this sentence shall be reduced as to and no longer apply to one (1) such Last Group Engine for each Spare Engine among the first five (5) Spare Engines delivered by American to FedEx that is delivered without having been operated on wing since its last EHM. Upon delivery of any Last Group Engine to which the obligation set forth in clause (A) of the first sentence of this Section 4.03(a)(ii) no longer applies, the Spares Purchase Price of such Last Group Engine shall be adjusted in accordance with Exhibit M (instead of Exhibit T). Each Last Group Engine delivered will be in the condition required by Section 3.06(a)(iii) and
Section 3.06(a)(iv), and FedEx shall have the right to conduct an engine borescope on each such Last Group Engine delivered in accordance with Exhibit
R. At the time of delivery of any Last Group Engine whose Spares Purchase Price is adjusted in accordance with clause (B) of the foregoing sentence, American will issue to

FedEx a credit memorandum for [ *                       ] of the cost of an EHM
(the "EHM Credit") on a General Electric CF6-80C2D1F engine operated by FedEx which was acquired from American (a "Purchased Engine"). The EHM Credit will
be redeemable by FedEx at any time during the [ *                 ] period
commencing on the date it is issued to pay a portion of the cost of the EHM performed on a Purchased Engine. Subject to the foregoing sentence, if any Last Group Engine does not comply with the standard in clause (A) of the first sentence of this Subsection 4.03(a)(ii), FedEx must use an EHM Credit, if one is available to it, to pay a portion of the cost of an EHM on such Last Group Engine to be accomplished by American when such Last Group Engine next requires an EHM. FedEx may apply two EHM Credits previously issued to it to the payment of the cost of the EHM on such engine. The cost of an EHM on an engine against which an EHM Credit may be applied shall be the cost of an EHM as set forth in Table A to Exhibit M for the year in which the EHM on such engine is accomplished. The costs set forth in Table A to Exhibit M do not include the cost of any Life Limited Parts replaced during an EHM. To use an EHM Credit, FedEx must deliver its engine to American at TUL or such other location to which American and FedEx mutually agree. Upon delivery of the engine to American's maintenance facility, American will perform the EHM work on the engine and provide the materials required in performing the EHM, other than Life Limited Parts. American will invoice FedEx for the balance of the cost of an EHM not covered by the application of the EHM Credit, including, without limitation, the cost of the Life Limited Parts replaced, within 30 days of the completion of the EHM. FedEx will pay the amount of American's invoice promptly after receipt of such invoice. FedEx will be responsible for the costs of packing and shipping the engines to and from American s maintenance facility for such an EHM.

         (b) American will sell to FedEx, and FedEx will purchase from American, on the dates and for the Spares Purchase Prices set forth in or determined as set forth in Exhibit Q, the Spare APU's set forth in Exhibit Q. Upon its delivery by American to FedEx, such Spare APU's will (i) be in serviceable condition with an American Serviceable Tag attached to it and (ii) will not have been installed on an aircraft subsequent to the Spare APU's last accomplished APU C&R (as defined below) or APU EHM (as defined below), which APU C&R or APU EHM shall have been accomplished through an American repair shop or a FAA-approved third party repair facility. "APU C&R" shall mean a check and repair of a Spare APU involving disassembly only to the extent required to correct malfunctions and/or obvious visual damage. "APU EHM" shall mean the complete disassembly and refurbishment of the LP Compressor and LP Turbine sections, HP Compressor and HP Turbine sections of a Spare APU and the check & repair of the gearbox and all components of the Spare APU.

_____________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         (c) American will sell to FedEx, and FedEx will purchase from American, on the date and for the Spares Purchase Prices set forth in or determined as set forth in Exhibit Q, the Spare Thrust Reversers as set forth in Exhibit Q. Upon its delivery by American to FedEx, each Spare Thrust Reverser will (i) be in serviceable condition with an American Serviceable Tag attached to it and (ii) will not have been installed on an aircraft subsequent to the Spare Thrust Reversers last accomplished Reverser C&R (as defined below) or RHM (as defined below), which Reverser C&R or RHM shall have been accomplished through an American repair shop or a FAA-approved third party repair facility. "Reverser C&R" shall mean a check and repair of the Spare Thrust Reverser involving a complete tap check of the translating cowl and core cowl for delamination, an overall check of the unit for external damage, excessive wear or binding, a check of the flexdrive shaft cores and casings for condition, a check of the condition of the ballscrew actuators, rig of actuator/translating cowl system, and check of all latches and forward latch ring. "RHM" shall mean the maintenance build level involving the disassembly to the extent necessary to accomplish all the required checks and reconditioning of a Spare Thrust Reverser as specified in the American Program in which all components will be checked and repaired and sent to their appropriate repair sources for repair processing.

         Section 4.04. Effect of Expiration of Put Options on Certain Spare Parts Purchase Obligations. If (i) any Put Option expires as to a Put Option Aircraft or (ii) FedEx does not exercise a Purchase Option as to a Put Option Aircraft which has a Scheduled Delivery Date on which a Spare Engine, Spare APU or Spare Thrust Reversers is to be sold to FedEx, American will have no obligation to sell, and FedEx will have no obligation to purchase, such Spare Parts otherwise to be sold and purchased by the Parties on such Scheduled Delivery Date. If any remaining Put Options are not cancelled by FedEx in accordance with Section 2.02(d) after American fails to exercise a Put Option, the Scheduled Delivery Date on which each of the remaining, unpurchased Spare Engines, Spare APU's or Spare Thrust Reversers are to be sold by American to FedEx, and purchased by FedEx from American as set forth in Exhibit Q (an "Original Sale Date") shall be changed to be the Scheduled Delivery Date for a Put Option Aircraft as set forth in Exhibit Q next scheduled to occur after the Original Sale Date of each such Spare Engine, Spare APU or Spare Thrust Reversers (a "Modified Sale Date") and the obligation of American to sell and of FedEx to purchase the Spare Engines, Spare APU's and/or Spare Thrust Reversers on the last remaining, uncancelled Scheduled Delivery Date for a Put Option Aircraft as set forth in Exhibit Q shall be terminated and without further force or effect. If American shall sell, and FedEx shall be obligated to purchase, a Put Option Aircraft on the Modified Sale Date for any Spare Engine, Spare APU or Spare Thrust Reversers, American shall sell such Spare Part or Spare Parts scheduled to be sold and purchased by the Parties on such Modified Sale Date for the Spares Purchase Price or Spares Purchase Prices, as the case may be, on the Modified Sale Date as set forth in or determined in accordance with Exhibit Q.

         Section 4.05.     Designation of MD-11 Spare Parts to be Acquired and
Delivery.  At least [ *                 ] days prior to the proposed date for
the delivery of a lot of MD-11 Spares to be purchased by FedEx from American, FedEx shall notify American in writing of the date on which it will take delivery of such MD-11 Spare Parts, any particular mix of MD-11 Spare Parts that it desires to have in such lot of MD-11 Spare Parts and the destination within the forty-eight (48) contiguous United States to which the MD-11 Spare Parts are
to be shipped.  As to any other Spare Parts, [ *          ] days prior to the
proposed date of delivery FedEx shall give American written notice of the destination within the United States to which such Spare Parts are to be shipped. American shall ship all of the Spare Parts to Memphis, Tennessee, unless it is mutually agreed in writing that any or all of the Spare Parts will be shipped to another destination within the forty-eight (48) contiguous United States.

         Section 4.06. MD-11 Spare Parts Documentation. At the time of delivery of the MD-11 Spare Parts sold by American to FedEx, the MD-11 Spare Parts delivered will, to the best of American's then current knowledge, be free and clear of all Liens and will be serviceable condition. Such MD-11 Spare Parts will be packaged in accordance with ATA 300 specifications and be accompanied by an American Serviceable Tag. Any Spare Parts delivered to FedEx may be in a form modified by American in order to comply with applicable FAR's, Airworthiness Directives, manufacturer's service bulletins and recommendations for modification by the respective manufacturers of such Spare Parts. In addition, any Spare Parts delivered to FedEx by American shall be in compliance with any outstanding Airworthiness Directives and service bulletins required to be complied with or terminated on or before the delivery date of such Spare Parts. Upon FedEx's request at the time of the delivery of a particular MD-11 Spare Part, American will also provide FedEx with the last Shop Findings Report which American has in its records with respect to that MD-11 Spare Part if American regularly creates and retains Shop Findings Reports for such type of MD-11 Spare Part pursuant to the American Program. FedEx will not be required to accept any Spare Part tendered by American for sale to FedEx that does not meet the applicable requirements of FAR Section 43.9. American will make no representations or warranties with respect to the Spare Parts sold to FedEx pursuant to this provision other than that such Spare Parts are free and clear of all Liens and are serviceable. Subject to Section 7.01, American will assign any manufacturer's warranties that it owns and that are assignable by American without the consent or approval of the manufacturer (with the payment of no more than nominal consideration) in connection with the Spare

_______________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Parts at the time the Spare Parts are sold to FedEx. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE SPARE PARTS SHALL BE DELIVERED BY AMERICAN AND ACCEPTED BY FEDEX "WHERE IS", "AS IS" AND "WITH ALL FAULTS".

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

         Section 5.01.     American's Representations and Warranties.

         (a)    American hereby represents and warrants to FedEx as follows:

                 (i) Organization and Existence. American is a corporation validly existing, duly organized and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and is in good standing as such in the State of Texas.

                 (ii) Due Authorization. American has all requisite corporate power and authority to execute and enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by American and the performance by American of its obligations hereunder have been duly authorized by all necessary corporate action, do not contravene any law, statute, rule, regulation, ordinance, writ, decree, judgment or injunction applicable to American, or result in the violation of, the breach of, or a default or event of default under any indenture, agreement, mortgage, contract, agreement, other instrument or document, or any contractual restriction to which American is a party, which is binding on it, which affects American or by which its assets are bound or affected to the extent that the contravention, violation or breach thereof or the occurrence of a default or event of default thereunder would have a material adverse effect on the ability of American to satisfy its obligations hereunder, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its assets.

                 (iii) Approvals. Except for the necessary approvals under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, all authorizations, consents, approvals, waivers and other actions required by, and all notices to and filings required to be made with, all governmental authorities and regulatory bodies for the due execution, delivery and performance by American of this Agreement or the consummation of the transactions contemplated by this Agreement have been obtained.

                 (iv) Enforceability. This Agreement constitutes the legally valid and binding obligation of American, enforceable against American in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other laws affecting creditors rights generally or general equitable principles, whether applied in a court of law or in a proceeding at equity.

         (b) With respect to any Aircraft being delivered, American hereby represents and warrants to FedEx that upon Delivery of such Aircraft:

         (i) Except as expressly agreed to in writing by FedEx or as expressly permitted in this Agreement, the Aircraft shall be in the Delivery Condition;

         (ii) American shall have full power and lawful authority to convey its ownership interest in the Aircraft to FedEx; and

         (iii) upon execution, filing and recordation with the FAA of the FAA Bill of Sale and delivery of the Warranty Bill of Sale to FedEx, FedEx shall have received good legal and beneficial title to the Aircraft, including the Engines conveyed to FedEx in connection with such Aircraft, free and clear of all Liens, other than Liens arising by, through or under FedEx or any designee of FedEx that has taken title to the Aircraft.

         Section 5.02. No Warranties. EXCEPT FOR WARRANTIES OF TITLE AND ANY ASSIGNED MANUFACTURERS' WARRANTIES AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN WITH RESPECT TO THE AIRCRAFT RECORDS, THE AIRCRAFT, THE ENGINES, THE SPARE PARTS AND THE DATA SHALL BE PURCHASED "WHERE IS", "AS IS" AND "WITH ALL FAULTS" AND WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER WITH RESPECT TO ANY AIRCRAFT, THE ENGINES, THE SPARE PARTS OR DATA INCLUDING, BUT NOT LIMITED TO: ANY OBLIGATION OR LIABILITY IN NEGLIGENCE, STRICT LIABILITY OR TORT; AIRWORTHINESS; THE CONDITION, DESIGN, QUALITY OR CAPACITY OF THE AIRCRAFT OR THE DATA OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE; COMPLIANCE OF THE AIRCRAFT, THE ENGINES, THE SPARE PARTS OR THE DATA WITH THE REQUIREMENTS OF ANY LAW, ORDER, RULE, REGULATION, SPECIFICATION OR CONTRACT PERTAINING THERETO; PATENT INFRINGEMENT; OR ABSENCE FROM KNOWN, PATENT OR LATENT DEFECTS. EXCEPT FOR WARRANTIES OF TITLE, AMERICAN SHALL NOT BE DEEMED TO MAKE OR HAVE MADE AND DISCLAIMS, AND FEDEX SHALL ACKNOWLEDGE AND CONFIRM THAT AMERICAN HAS NOT MADE ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, CONCERNING THE AIRCRAFT, THE DATA, ANY ENGINE, ANY PART OR ANY COMPONENT, OR ANY SPARE PART INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

AMERICAN IS NOT A MANUFACTURER OR A DEALER IN AIRCRAFT AND FEDEX HEREBY ACKNOWLEDGES AND CONFIRMS TO AMERICAN THAT EACH AIRCRAFT IS OF A MAKE, SIZE, DESIGN AND CAPACITY DESIRED BY FEDEX AND IS A USED AIRCRAFT.

         EXCEPT FOR THE EXPRESS WARRANTIES OF TITLE GIVEN BY AMERICAN OR MANUFACTURER'S WARRANTIES, FEDEX IRREVOCABLY AND UNCONDITIONALLY WAIVES THE BENEFIT OF ANY WARRANTY OR REPRESENTATION AMERICAN MAY BE DEEMED TO MAKE OR HAVE MADE AND ALL RIGHTS AND REMEDIES IT MAY HAVE AGAINST AMERICAN RELATING TO ANY OTHER REPRESENTATIONS AND WARRANTIES MADE BY AMERICAN, IF ANY, WHETHER THE REMEDIES ARISE BY LAW OR OTHERWISE, OR ARISE IN CONNECTION WITH ANY DAMAGES SUSTAINED BY FEDEX, INCLUDING, WITHOUT LIMITATION, ANY ACTUAL, INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, AS A RESULT OF ANY LOSS OF USE OF THE AIRCRAFT, THE ENGINES, ANY SPARE PART OR THE DATA OR ANY INTERRUPTION IN FEDEX'S BUSINESS RESULTING FROM OR OCCASIONED BY FEDEX'S INABILITY TO USE THE AIRCRAFT, THE ENGINES, ANY SPARE PART OR THE DATA.

         Section 5.03. FedEx's Representations. FedEx hereby represents and warrants to American as follows:

                 (i) Organization and Existence. FedEx is a corporation validly existing, duly organized and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation and is in good standing as such in the State of Texas.

                 (ii) Due Authorization. FedEx has all requisite corporate power and authority to execute and enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by FedEx and the performance by FedEx of its obligations hereunder have been duly authorized by all necessary corporate action, do not contravene any law, statute, rule, regulation, ordinance, writ, decree, judgment or injunction applicable to FedEx, or result in the violation of, the breach of or a default or event of default under any indenture, agreement, mortgage, contract, agreement, other instrument or document, or any contractual restriction to which FedEx is a party, which is binding on it, which affects FedEx or by which its assets are bound or affected to the extent that the contravention, violation or breach thereof or the occurrence of a default or event of default thereunder would have a material adverse effect on the ability of FedEx to satisfy its obligations hereunder, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its assets.

                 (iii) Approvals. Except for the necessary approvals under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, all authorizations, consents, approvals, waivers and other actions required by, and all notices to and filings required to be made with, all governmental authorities and regulatory bodies for the due execution, delivery and performance by FedEx of this Agreement or the consummation of the transactions contemplated by this Agreement have been obtained.

                 (iv) Enforceability. This Agreement constitutes the legally valid and binding obligation of FedEx, enforceable against FedEx in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, insolvency, fraudulent conveyance or transfer, moratorium or other laws affecting creditors rights generally or general equitable principles whether applied in a court of law or in a proceeding at equity.

                 (v)  Use of Aircraft Acquired pursuant to Purchase Option.
         Any Purchase Option Aircraft acquired by FedEx pursuant to an exercise of a Purchase Option will be converted into a cargo configuration. FedEx intends to operate any such Purchase Option Aircraft in its air freight business.

                                   ARTICLE 6
                                 DOCUMENTATION

         Section 6.01.     Availability of Documentation.  FedEx may, upon
giving American [ *                      ] review Aircraft and Engine specific
historical engineering, operational and maintenance records, manuals and documentation forming a part of the Data and specific to the next Aircraft to be delivered. Such review will occur during the [ * ] period prior to the Scheduled Delivery Date for such Aircraft at American's Tulsa, Oklahoma Maintenance and Engineering Center. Such review shall be done during normal working hours and shall not unreasonably interfere with the business operations of American at such site.

         Section 6.02. Technical Data and Documents. (a) American shall provide to FedEx all Data applicable to each Aircraft, Engine and Spare Engine on or before the Delivery Date with respect to such Aircraft, provided, however,
that any Aircraft Records or Engine Records generated within the [ *         ]

_________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

immediately prior to the Delivery Date may be delivered to FedEx within the
[ * ] next following the Delivery Date of the relevant Aircraft to FedEx. If FedEx shall need any other information pertaining to the Aircraft or an Engine thereon after the delivery of the Aircraft Records or Engine Records, as the
case may be, during the [ *                                            ]
period immediately after the delivery of the Aircraft Records, upon FedEx's written request, American will search its records for such information. If such information is found, American shall deliver such information to FedEx at American's expense. American shall not be required to create any records regarding the Aircraft, any Engine or any Part that American is not required to retain in its records by the FAA under the American Program. If American is normally required by the FAA under the American Program to retain a particular Aircraft Record or Engine Record respecting an Aircraft or any Part thereof, but during the [ * ] period immediately after delivery of the Aircraft Records or Engine Records, as the case may be, such Aircraft Record or Engine Record or a part of such Aircraft Record or Engine Record is found to be missing, incomplete or in error with respect to any Aircraft delivered to FedEx, American will, at its sole option, either create an accurate and complete reconstruction of such Aircraft Record or Engine Record, replace the Part or Parts on the Aircraft as to which the missing, incomplete or erroneous Aircraft Record or Engine Record relates or take such other corrective action as shall permit FedEx to operate the Aircraft in accordance with its then current operations specifications, as approved by the FAA primary maintenance inspector assigned to FedEx.

         (b) At the Delivery Date of any Aircraft, the Aircraft Records and/or Engine Records relating to the Aircraft and Engines delivered to FedEx by American as provided above shall be, to the best of American's knowledge, accurate and complete in accordance with the aircraft records requirements of FAR 121.380 at the time of the delivery of such Aircraft Records and/or Engine Records to FedEx. To the extent any such Aircraft Record or Engine Record is not accurate or complete, FedEx's sole remedy shall be to cause American, at its sole option and expense, to research and correct such inaccurate or incomplete Aircraft Record or Engine Record, replace the Part or Parts on the Aircraft as to which the missing, incomplete or erroneous Aircraft Record or Engine Record relates, or take such other corrective action as shall permit FedEx to operate the Aircraft in accordance with its then current operations specifications, as approved by the FAA primary maintenance inspector assigned to FedEx.

         (c) If the FAA changes the regulations or issues national policy guidance related to existing regulations pertaining to any documentation required to

_________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

substantiate Airworthiness Directive compliance, American shall provide to FedEx, to the extent it is available, all such required documentation not previously delivered for any previously delivered Aircraft, Engine, Gear or APU.

         (d) Except as noted in Exhibit D, American shall provide to FedEx (i) one legible, reproducible copy of each item of Data that is not related to any particular Aircraft (which shall be delivered on the Delivery Date for the first Firm Aircraft) and the subsequent revisions thereto occurring prior to the last Delivery Date (each of which revisions shall be delivered on the Delivery Date next following the date on which the revision is issued), (ii) one legible, reproducible copy of any item of Data (other than the Aircraft Records) related to each Aircraft that is delivered to FedEx by American and
(iii) originals (or if an original copy is not available, one legible reproducible copy) of the Aircraft Records with respect to each Aircraft that is delivered to FedEx by American. All items of Data delivered shall be in hard copy except as noted in Exhibit D. If American does not have hard copy, the Data shall be provided on microfilm or by other agreed medium. At FedEx's request, all manufacturer's manual revision services for the Aircraft, if any, shall be transferred to FedEx.

         (e) When Data are forwarded to FedEx, American shall include a list of those items using the reference numbers in Exhibit D.

         All Data not delivered with an Aircraft shall be forwarded to:

                          Federal Express Corporation
                          Tchulahoma Administration Building
                          3101 Tchulahoma Road
                          Memphis, Tennessee 38118
                          Attn: Manager, Fleet Development


                                   ARTICLE 7
                ASSIGNMENT OF WARRANTIES, SERVICE LIFE POLICIES
                             AND PATENT INDEMNITIES

         Section 7.01. Assignment of Warranties. At Delivery of each Aircraft, an Assignment of Assignable Manufacturer's Warranties in the form of Exhibit G shall be executed by American and delivered to FedEx pursuant to which American will assign to FedEx, effective upon Delivery of such Aircraft, all of American's interests in any and all existing and assignable warranties, service life policies and patent indemnities of manufacturers and maintenance and overhaul providers relating to such Aircraft. Further, upon FedEx's request, American shall (i) give written notice to any such manufacturers and maintenance and overhaul providers of the assignment of such warranties, service life polices and patent indemnities to FedEx, and (ii) at FedEx's expense, take all such actions as may be reasonably requested by FedEx in assisting FedEx in the enforcement of its rights pursuant to this Article 7. Notwithstanding the foregoing, to the extent American may assign any warranty, service life policy and patent indemnity only with the consent of the provider of such, American will use its commercially reasonable efforts to obtain any required consent to such an assignment, provided, however, that American shall not be required to make any payment, give up any rights or make any other concession to any provider in order to obtain any such consent. In connection with the assignment of the Aircraft Support Services provisions of Exhibit C to the Purchase Agreement by and between the Manufacturer of the Airframes and American, dated August 3, 1989, as amended and supplemented (the "MD-11 Purchase Agreement"), FedEx agrees to be bound by the terms and provisions of Article 13 of, and Exhibit C to, the MD-11 Purchase Agreement, copies of which have been provided to FedEx.


                                   ARTICLE 8
                                PAYMENT OF TAXES

         Section 8.01. Payment of Taxes by FedEx. (a) The Purchase Price of an Aircraft and the Spares Purchase Prices do not include the amount of any sales, use, withholding, transfer or excise taxes whatsoever. Except as provided in Section 8.01(b) and Section 8.02 hereof, any and all taxes, excises, duties and assessments whatsoever (including any related penalty, interest or other additions to tax) arising out of the sale, transfer or delivery of the Aircraft or the Spare Parts under this Agreement, or the ownership, possession, condition, maintenance, use, operation or disposition of the Aircraft after Delivery or any Spare Parts after their delivery to FedEx, in any manner levied, assessed or imposed by any government or subdivision or agency thereof having jurisdiction, shall be the sole responsibility and liability of FedEx and FedEx shall indemnify and hold American harmless from any and all such taxes, excises, duties and assessments whatsoever. American and FedEx will cooperate in good faith and take such reasonable actions as are practicable to minimize or, if possible, eliminate any such taxes, excises, duties or assessments.

         (b) The indemnity provided for in Section 8.01(a) shall not extend to any of the following:

         (i) taxes based upon, measured by or with respect to the net income, gross receipts in the nature of an income tax not in the nature of a transfer tax, items of tax preference or minimum tax or excess profits, capital, franchise, net worth or conduct of business or other similarly-based taxes of American;

         (ii) any penalty, interest or other additions to taxes related to taxes imposed on American that would not have been imposed, but for the willful misconduct or gross negligence of American; or

         (iii) taxes, excises, duties or assessments imposed by the State of
[.*              ]

         (c) With respect to any tax which FedEx has assumed responsibility for under this Article 8, FedEx shall either (i) pay (x) at the Delivery Date for an Aircraft, (y) at the delivery date of any Engine sold to FedEx and not conveyed by American to FedEx at the Delivery Date for an Aircraft, or (z) at the delivery date for any Spare Parts sold by American to FedEx, all sales or other similar taxes payable with respect to the sale and/or purchase of such Aircraft, Engines or Spare Parts, respectively, or (ii) provide to American an exemption certificate, resale certificate, or other evidence reasonably acceptable to American that the sale and purchase of any Aircraft, Engine or Spare Part is exempt from any such tax. Other evidence includes, but is not limited to, a letter specifying the applicable taxing authority's statute, regulation, rule or case law authority providing for such exemption; provided, however, that acceptance of such certificates or other evidence by American shall not constitute willful misconduct or gross negligence by American for failure to collect taxes determined to be due.

         (d)  If any tax, excise, duty or assessment described in this Section
8.01 for which FedEx has assumed the responsibility for payment pursuant to this Article 8 is levied, assessed or imposed upon American, American shall promptly give FedEx notice of such levy, assessment or imposition, whereupon FedEx shall promptly pay and discharge the same or, if permitted by law, may contest or protest such liability before payment. If American fails to notify FedEx, FedEx will be relieved of its indemnity obligations under this Section
8.01 with respect to that tax to the extent such failure materially adversely impacts FedEx. Upon the written request and at the sole expense of FedEx, American shall reasonably cooperate with FedEx in contesting or protesting the validity or application of any such tax (including, but limited to, permitting FedEx to proceed in American's name if required or permitted by law, provided, in each case, that such contest does not involve, or can be separated from, the contest of any tax or other issues unrelated to the transactions described in this Agreement). If proceeding in American's name, FedEx must first receive a power of attorney from American which American may not unreasonably withhold, and, further, any retention of outside counsel to assist FedEx must be mutually agreed upon by FedEx and American. In lieu of permitting FedEx to proceed using American's name, American may, if permitted by law, assign its claim to FedEx as the real party in interest with respect to such claim. FedEx also shall have the right to participate in any contest conducted by American with respect to a tax or other charge indemnifiable under this Article 8, including, without limitation, the right to attend conferences with the taxing authority and the right to review submissions to the taxing authority or any court to the extent,

___________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

but only to the extent, such contest does not involve, or can be separated from, the contest of any tax or issues unrelated to the transactions contemplated in this Agreement. In the event American shall receive a refund of all or any part of such tax, excise, duty or assessment (including a refund of interest and penalties, if any, in connection therewith) which FedEx has paid and discharged, the amount of such refund shall promptly be remitted to FedEx by American, less any expenses of American associated with contesting and/or protesting the validity or application thereof which have not been previously reimbursed by FedEx.

         Section 8.02.  Tax Consequences of Certain Deliveries.  (a)  If the
delivery of the Aircraft at any destination other than one in [ *    ] or [ *
] would result in an increased state, federal or local sales, transfer or similar tax being payable by FedEx in connection with the delivery of the Aircraft, FedEx may, in its sole discretion, withhold its consent to take the Delivery of such Aircraft in that state unless American agrees to indemnify FedEx for any such increased tax.

         (b)  If the delivery of the Aircraft to FedEx in [ *    ] results in
any sales, transfer or similar tax being imposed on FedEx with respect to such
Aircraft as a result of the tender of the Aircraft in [ *      ], American will
agree to indemnify FedEx or provide FedEx with a written statement from
the taxing authority in [ *      ] that such sale is exempt from tax in [ *
 ] and that, if the exemption is lost, American will indemnify FedEx for any tax due unless the loss was due to the negligence or willful misconduct of FedEx.

         (c) If any Spare Parts are delivered to FedEx at a location other than Tennessee, American shall indemnify FedEx for any (or an increased) federal, state or local sales, transfer or similar tax imposed on FedEx with respect to such Spare Parts unless such other delivery location was mutually agreed upon or was chosen at the request of FedEx in which case FedEx shall indemnify American if the delivery of any of the Spare Parts to FedEx would result in any or any increased federal, state or local sales, transfer or similar tax to American. If the delivery of any Spares Parts to FedEx would result in any (or an increased) federal, state or local sale, transfer or similar tax to American or FedEx, as the case may be, American and FedEx will choose a jurisdiction on FedEx's route system within the contiguous forty-eight
(48) United States in which to make such delivery or re-delivery to minimize such tax or eliminate such tax, if possible.

         (d) If the delivery of a Delayed Delivery Engine or Replacement Engine by American to FedEx or the re-delivery of a Non-Conforming Engine to American by FedEx at the location of the Aircraft on which the Delayed Delivery Engine or Replacement Engine will be installed results in any (or an increased) federal,

________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

foreign, state or local sales, transfer or similar tax being imposed on FedEx, American will indemnify FedEx for the tax or the increased amount of the tax to the extent, but only to the extent, that FedEx would not have been responsible for the payment of an equivalent amount of tax if the Delayed Delivery Engine or Replacement Engine had been installed on the Aircraft at the time of the Delivery of such Aircraft.

         Section 8.03. After-Tax Basis. Any payment of an indemnity pursuant to this Article 8 shall be made on a basis such that any payment received or deemed to have been received by an indemnified party shall be supplemented by a further payment to such party so that the sum of the two payments, after deduction of all taxes resulting from the receipt or accrual of such payments, shall be equal to the payment received or deemed to have been received.

                                   ARTICLE 9
                                EXCUSABLE DELAY

         Section 9.01.  Excusable Delay.    (a)  Subject to Section
3.05, neither Party shall be responsible to the other Party for any Excusable Delay in the discharge and performance of its respective obligations and duties under this Agreement or for any delay or failure in the discharge and performance of its respective obligations and duties under this Agreement as a result of the action or omission of the other Party.

         Section 9.02. Time Limits on Excusable Delays. Notwithstanding the provisions of Section 3.05, if an Excusable Delay shall have caused the delay of the Delivery of an Aircraft on a Scheduled Delivery Date (i) until a date after the Partial Casualty Delivery Date as to any Aircraft described in Section 3.05(c), (ii) until a date after the Casualty Delivery Date, as to any substitute Aircraft as described in Section 3.05(d) or (iii) for a period of more than twenty-eight (28) consecutive days after the Scheduled Delivery Date in every other instance, the Party not claiming the right to delay performance of its obligations shall have the right (x) to terminate its obligations with respect to the Delivery of such Aircraft at any time prior to the Delivery of such Aircraft or a substitute Aircraft therefor or (y) to permit the other Party to complete its performance in connection with the Delivery of such Aircraft.
If a Party chooses to terminate its obligations with respect to the Delivery of an Aircraft or a substitute Aircraft therefor, the Party claiming the Excusable Delay shall have no further obligation with respect to the Delivery of the Aircraft as to which the Excusable Delay occurred. To the extent an Excusable Delay relates to the performance of any obligation other than one respecting the Delivery of an Aircraft, such delay shall be an Excusable Delay for a period not to exceed twenty-eight (28) consecutive days from the date that performance was due.

                                   ARTICLE 10
                                INDEMNIFICATION

         Section 10.01. FedEx's Indemnification. After the Delivery of an Aircraft, Engines or Spare Parts to FedEx, FedEx shall defend, indemnify and hold harmless American, its Affiliates and each of their respective directors, officers, employees, independent contractors who are individuals, and permitted assignees (collectively the "American Indemnitees") from and against all claims, demands, suits, causes of action, obligations, liabilities, damages, losses and judgments, costs and expenses, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SUCH INDEMNIFIED PARTIES, asserted against any of them by reason of injury or death of any person, or by reason of loss of or damage to property, including such Aircraft, Engines and Spare Parts, arising out of or in any manner connected with any of the Aircraft, Engines and Spare Parts, including, without limitation, the purchase, sale, ownership, possession, use, operation, flight testing (if the event giving rise to the American Indemnitees' right to indemnity involves the Aircraft and occurs while a pilot who is an employee or an agent of FedEx is in control of the Aircraft being flight tested), storage, maintenance, financing, sale, lease or sublease of any Aircraft, Engine or Spare Part.

         Section 10.02. American's Indemnification. American agrees to defend, indemnify and hold harmless FedEx, its Affiliates, and each of their respective directors, officers, employees, independent contractors who are individuals and permitted assignees from and against all claims, demands, suits, causes of action, obligations, liabilities, damages, losses and judgments, costs and expenses, asserted against any of them by reason of any claim adverse to FedEx's title to the Aircraft by any party claiming by or through American.


                                   ARTICLE 11
                                   INSURANCE

         Section 11.01.   Liability Insurance.  Commencing with the delivery of
the first Aircraft to FedEx, FedEx shall maintain until the [ *         ]
anniversary of the Delivery Date of each Aircraft, with insurance carriers reasonably acceptable to American, comprehensive airline liability insurance in
an amount not less than USD $[ *       ] which shall: include aircraft
liability, cargo liability, and comprehensive general liability insurance; insure, inter alia, FedEx's indemnification obligations to the American Indemnitees; and name the American Indemnitees as additional insureds. The insurers shall waive any right of subrogation, set-off or counterclaim against the American Indemnitees as to the coverage of the American Indemnitees, breaches of representations and warranties

____________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

by FedEx. In the event of cancellation of or material change in the policy, such insurance shall continue in force for the benefit of the American Indemnitees for at least thirty (30) days after written notice to American.

         Section 11.02. Hull Insurance. If FedEx, or any successor to FedEx's interest in the Aircraft, maintains hull insurance on the Aircraft, FedEx shall require its, or its successor's, hull insurers to waive any and all rights of subrogation, set-off, counterclaim and deduction, whether by attachment or otherwise, which they may have against the American Indemnitees, for any loss, damage or destruction of the Aircraft.

         Section 11.03. Insurance Certificates. Upon Delivery, FedEx shall furnish American with insurance certificates from certifying (a) that the policies of insurance required by this Article 11 are in full force and effect (together with required waivers of subrogation) and (b) that American shall be given thirty (30) days' prior written notice by the insurers in the event of either cancellation or material change in coverage or cancellation of the waivers of subrogation, except in the event of war risk coverage, in which case the notice period shall be seven (7) days or such other period as shall be customary in the insurance market.

                                   ARTICLE 12
                              DEFAULT AND REMEDIES

         Section 12.01. American Events of Default. The following events shall constitute Events of Default as to American:

         (a) American shall fail to deliver the Aircraft in accordance with the terms and conditions of this Agreement;

         (b) American shall fail to perform any other covenant of American contained in this Agreement, and such failure is not cured within [ *
] after written notice of such default is given by FedEx to American or, if
such failure cannot be cured within [ *                           ] is not
cured within [ *                        ] after receipt of such notice if
American promptly commences taking and diligently pursues all necessary actions to cure such failure;

         (c) If any representation or warranty made by American herein or made in any statement or certificate furnished or required hereunder or in connection with the execution and delivery of this Agreement, proves untrue in any material adverse respect;

________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

         (d) If American shall file a voluntary petition in bankruptcy, shall be adjudicated as bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek or consent to or acquiesce in the appointment of any trustee, shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

         (e) If a petition shall be filed against American seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statutes, law or regulation, and shall remain undismissed
or unstayed for an aggregate of [ *                    ] (whether or not
consecutive), or if any trustee, receiver or liquidator of either Party is appointed, which appointment shall remain unvacated or unstayed for an
aggregate of [ *                  ] (whether or not consecutive).

         Section 12.02. FedEx Events of Default. The following events shall constitute Events of Default as to FedEx:

         (a) FedEx shall fail to accept delivery and pay the Purchase Price for any Aircraft tendered by American for delivery to FedEx in accordance with this Agreement;

         (b) FedEx shall fail to perform any other covenant of FedEx contained in this Agreement and such failure is not cured within [ *
] after written notice of such default is given by American to FedEx or, if
such failure cannot be cured within [ *                                ] is not
cured within [ *                      ] after receipt of such notice if FedEx
promptly commences taking and diligently pursues all necessary actions to cure such failure;

         (c) If any representation or warranty made by FedEx herein or made in any statement or certificate furnished or required hereunder or in connection with the execution and delivery of this Agreement proves untrue in any material adverse respect;

         (d) If FedEx shall file a voluntary petition in bankruptcy, shall be adjudicated as bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek or consent to or acquiesce in the appointment of any trustee, shall make any general assignment for

________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

         (e) If a petition shall be filed against FedEx seeking any reorganization, composition, readjustment, liquidation or similar relief under any present or future statutes, law or regulation, and shall remain undismissed
or unstayed for an aggregate of [ *                     ] (whether or not
consecutive), or if any trustee, receiver or liquidator of either party is appointed, which appointment shall remain unvacated or unstayed for an
aggregate of [ *                 ] (whether or not consecutive).

         Section 12.03.  Remedies.         (a) Subject in all respects to
Article 13, upon the occurrence of an Event of Default by American, FedEx (i) shall, at its option, be relieved from its obligation to accept delivery of and pay the Purchase Price for the Aircraft or to purchase any Spare Parts from American, (ii) may, at its option, terminate this Agreement and have the Deposits returned to it to the extent they have not been previously applied to the Purchase Price of an Aircraft, together with any interest thereon calculated at the AMR Rate, and (iii) shall have all other rights and remedies available to it at law and in equity, including, but not limited to, the equitable remedy of specific performance.

         (b) Subject in all respects to Article 13, upon the occurrence of an Event of Default by FedEx, American (i) shall retain the Deposits and the interest thereon relating to the Aircraft, (ii) may, at its option, be relieved from its obligation to deliver any Aircraft or sell any Spare Parts to FedEx,
(iii) may, at its option, terminate this Agreement and (iv) shall have all other rights and remedies available to it at law and in equity, including, but not limited to, the equitable remedy of specific performance.

         Section 12.04. Limitation of Damages. NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUSTAINED BY THE OTHER PARTY ARISING OUT OF THE FIRST PARTY'S DEFAULT UNDER THE TERMS OF THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY REMEDIES IT MAY HAVE AS A RESULT OF ITS INCURRENCE OF ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF A DEFAULT BY THE OTHER PARTY UNDER THIS AGREEMENT.

__________________
*Blank space contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

                                   ARTICLE 13
                               DISPUTE RESOLUTION

         Section 13.01. Dispute Resolution. American and FedEx desire to resolve any dispute or alleged dispute that may arise in connection with the interpretation of any provision in this Agreement or the performance by either of them of their obligations under this Agreement (a "Dispute") without resort to the courts. If any Dispute shall arise, American and FedEx agree to follow the procedure set forth in this Article 13 (the "ADR Procedure") to resolve such Dispute.

         Section 13.02. Notice of Dispute. The Party believing a Dispute to exist shall give the other Party written notice that the Dispute exists. Such notice shall set forth in reasonable detail the facts alleged to give rise to such Dispute, the provision or provisions of this Agreement giving rise to the obligations implicated in the Dispute, the nature of any default claimed to exist with respect to this Agreement and a statement of the manner in which such Party believes the Dispute should be resolved. Within five (5) Business Days after such notice is given the Party receiving such notice shall respond in writing to the Party giving the notice. Such response (the "Response") shall state whether the responding Party believes such Dispute exists, set forth its view of the facts alleged to give rise to the Dispute and, if the responding Party agrees that a Dispute exists, indicate what action the responding Party believes should be taken with respect to the claim that a Dispute exists.

         Section 13.03. Dispute Resolution Through Negotiation. If the Parties do not agree as to the action to be taken in resolution of the Dispute, American and FedEx shall have a meeting no later than the fifth (5th) Business Day following the date on which the Response is given. Such meeting shall be held in the offices of the Party receiving the original notice of the Dispute unless the Parties agree to meet elsewhere. Each of the Parties shall have in attendance at such meeting an executive who shall have the authority to make decisions and bind the Party he or she represents to any agreement that may be made by the Parties at such meeting (a "Company Representative"), as well as such other persons as the Parties may desire. At the meeting, the Parties shall negotiate in good faith in an attempt to agree if a Dispute exists, upon the exact nature of any Dispute agreed to exist, the manner in which any such Dispute should be resolved and the date by which the resolution of any such Dispute should be effected. If a resolution of such Dispute is not reached at the initial meeting, before adjourning the meeting, the Parties shall determine if an additional meeting or meetings should be held to negotiate further a resolution of the Dispute. If American and FedEx determine an additional meeting should be held, they shall agree to the time and place of such meeting. Any agreement as to the resolution of such Dispute reached during such negotiations shall be evidenced by a written agreement setting forth in reasonable detail the actions that the Parties agree will be taken to resolve or remedy the Dispute.

         Section 13.04. Dispute Resolution Through Mediation. If American and FedEx cannot resolve the Dispute pursuant to the procedure set forth in
Section 13.03 above (the "Negotiation Procedure") within ten (10) Business Days after the first meeting held by the Parties pursuant to the Negotiation Procedure, American and FedEx shall mediate the Dispute through a panel of three mediators (the "Mediation Panel"). The Mediation Panel shall be appointed within ten
(10) Business Days after the date on which the Parties determine that they cannot resolve the Dispute (the "Determination Date"). The Mediation Panel shall consist of a professional mediator appointed by American, a professional mediator appointed by FedEx and a professional mediator appointed by the two mediators appointed by American and FedEx. When possible, each mediator shall be familiar with the aircraft industry. The mediation shall take place on the fifteenth (15th) Business Day after the Determination Date or such earlier date as the Parties and the Mediation Panel may agree. Each Party shall prepare and submit to the Mediation Panel at least two (2) Business Days before the mediation occurs, written submissions setting forth their respective positions with respect to the Dispute. Each Party shall send a Company Representative and such other persons, including professional advisors, as they desire to such mediation. The Parties agree to work in good faith to reach an agreement settling the Dispute at the mediation. Any agreement as to the resolution of such Dispute reached during such mediation shall be evidenced by a written agreement setting forth in reasonable detail the actions that the Parties agree will be taken to resolve the Dispute. The mediation shall be deemed unsuccessful if so declared by the Mediation Panel.

         Section 13.05. Dispute Resolution Through Arbitration. American and FedEx agree that if they cannot resolve the Dispute pursuant to the Negotiation Procedure or mediation as described in Section 13.04 above (the "Mediation") within ten (10) Business Days after the commencement of the first meeting of the Parties with the Mediation Panel, they will submit the Dispute to binding arbitration (the "Arbitration") pursuant to the New York Arbitration Statute and the American Arbitration Association's (the "AAA") Commercial Arbitration Rules as in effect at the time of the submission of the Dispute to the AAA (the "CAR"). American and FedEx shall submit the Dispute to the AAA for binding arbitration within five (5) Business Days after the unsuccessful conclusion of the Mediation Process. The arbitration shall take place (i) in Dallas, Texas or such other place as American, FedEx and the arbitrators assigned to the case shall agree and (ii) on such date and at such time as the arbitrators shall establish. The Dispute shall be arbitrated by a panel of three arbitrators (the "Panel") who shall, if possible, each be experienced in the aircraft industry and who shall be chosen in accordance with the CAR. The Panel shall issue a reasoned decision and award of damages, specific performance or injunction. American and FedEx agree to abide by and perform any award rendered by the Panel. American and FedEx intend that the Dispute will be resolved by application of the laws of the State of New York and that the Panel s authority to make any award in the arbitration of the Dispute shall be based on and limited by the laws of the State of New York, the terms and conditions of this Agreement and the CAR. The Panel's determination of facts shall be final and binding on American and FedEx if there is substantial evidence in the record of such arbitration to support such determination, it being the intention of the Parties that the standard for any judicial review of the findings or award of the Panel be the same standard as applies in the case of appeals to actions of administrative agencies in the State of New York. Judgment on the award in the arbitration may be entered by any court having jurisdiction of the Dispute. Subject to the CAR, the Parties will endeavor in good faith to conclude the arbitration by no later than thirty (30) Business Days after it commences.

         Section 13.06. Forbearance During Resolution Process. American and FedEx agree to forbear from pursuing any remedy under this Agreement or otherwise available under law, including the institution of any lawsuit, while the ADR Procedure is in operation with respect to any Dispute.

         Section 13.07. Limitation of Remedies. American and FedEx agree that, notwithstanding anything to the contrary herein, in the laws of the State of New York, Tennessee or Texas or the CAR, the result of any agreement reached by them in the Mediation or any award made by the Arbitration Panel in the Arbitration shall be consistent with the terms and conditions of this Agreement and that any award shall be only a remedy that would available to a Party to this Agreement as a result of a breach of this Agreement had the ADR Procedure not been in effect. IN NO EVENT SHALL THE PANEL AWARD ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, SPECIAL, EXEMPLARY OR OTHER THAN DIRECT DAMAGES.

         Section 13.08. Expenses. Each of American and FedEx shall pay its own out-of-pocket expenses in connection with the conduct of the ADR Procedure as to any Dispute. The costs and expenses of any Mediation, other than American's and FedEx's out-of-pocket expenses in connection therewith, shall be borne equally by American and FedEx. The costs and expenses of any Arbitration, other than American's and FedEx's out-of-pocket expenses in connection therewith, shall be payable in accordance with the CAR.


                                   ARTICLE 14
                                   CONDITIONS


         Section 14.01. Conditions to FedEx's Obligations. The obligation of FedEx to accept any Aircraft and purchase any Spare Parts from American shall be subject to the following conditions precedent:

         (a) compliance by American with all applicable laws and regulations of all jurisdictions which are applicable to the transactions contemplated hereby, including, without limitation, the Hart-Scott-Rodino Anti-Trust Improvements Act of 1974, as amended;

         (b) receipt by FedEx of all necessary licenses, permits, approvals, consents, waivers and authorities which are applicable to the transactions contemplated hereby;

         (c) receipt by FedEx of a satisfactory opinion of counsel to American, which opinion may be rendered by in-house counsel, regarding due authorization, no conflicts with organization documents, agreements and instruments to which American is a party or its assets are bound or any court order, and enforceability of this Agreement and any ancillary agreements, and such other matters as may be reasonably requested. In such opinion, such counsel may assume that the documents, agreements and instruments are governed by Texas law and render their opinions based solely on the federal laws of the United States, the corporate laws of the State of Delaware and the laws of the State of Texas. Such opinion may be subject to the type of assumptions and qualifications regularly included by experienced corporate counsel in similar opinions;

         (d) the execution of this Agreement and consummation of the transactions contemplated by it shall not breach, or result in a default under, any document, agreement, statute, treaty, regulation or other regulatory directive, foreign or domestic, binding upon American or any of its respective Affiliates;

         (e) FedEx shall not be unable to perform its obligations with respect to one or more of the Aircraft as the result of the occurrence of a Force Majeure Event or other Excusable Delay (other than a Force Majeure Event or other Excusable Delay which is a result of the fault, act or omission of American);

         (f) the Aircraft shall be in Delivery Condition; and

         (g) the approval of this Agreement and the performance of the transactions contemplated by this Agreement by FedEx's board of directors.

         Section 14.02. Conditions to American's Obligations. The obligation of American to deliver any Aircraft and sell any Spare Parts to FedEx shall be subject to the following conditions precedent:

         (a) compliance by FedEx with all applicable laws and regulations of all jurisdictions which are applicable to the transactions contemplated hereby, including, without limitation, the Hart-Scott-Rodino Anti-Trust Improvements Act of 1974, as amended;

         (b) receipt by American of all necessary licenses, permits, approvals, consents, waivers, and authorities which are applicable to the transactions contemplated hereby;

         (c) receipt by American of a satisfactory opinion of counsel to FedEx, which opinion may be rendered by in-house counsel, regarding due authorization, no conflicts with organizational documents, agreements and instruments to which FedEx is a party or its assets are bound or any court order, and enforceability of this Agreement and any ancillary agreements, and such other matters as may be reasonably requested. In such opinion, such counsel may assume that the documents, agreements and instruments are governed by Tennessee law and render their opinions based solely on the federal laws of the United States, the corporate laws of the State of Delaware and the laws of the State of Tennessee. Such opinion may be subject to the type of assumptions and qualifications regularly included by experienced corporate counsel in similar opinions;

         (d) the execution of this Agreement and consummation of the transactions contemplated by it shall not breach, or result in a default under, any document, agreement, statute, treaty, regulation or other regulatory directive, foreign or domestic, binding upon FedEx or any of its Affiliates;

         (e) American shall not be unable to perform its obligations with respect to one or more of the Aircraft as the result of the occurrence of a Force Majeure Event, other Excusable Delay or the fault of FedEx; and

         (f) the approval of this Agreement and the performance of the transactions contemplated hereby by American's Chairman of the Board, Chief Executive Officer and President.




                                   ARTICLE 15
                                CONFIDENTIALITY

         Section 15.01.   Confidentiality Obligations.      (a)  Each of
American and FedEx agrees to keep the economic terms of this Agreement confidential and not to disclose, transfer, use or otherwise make available such information to any third party without the prior written consent of the other Party. Each of American and FedEx agrees to exercise care that is at least equal to the care it uses to protect the confidentiality of its own confidential and proprietary information of similar importance to prevent the disclosure to outside parties or unauthorized use of such information. Notwithstanding the above, American and FedEx may disclose confidential information to their respective officers, directors, employees and/or tax, legal and other professional advisors who are informed of the confidential nature of the information and of the restrictions on disclosure and use of the information as set forth herein and may disclose confidential information as required by law (including, but not limited to, pursuant to a request by the Internal Revenue

Service or a state taxing authority for information). In the event of a breach of or a default under the terms of this Section 15.01, the non-breaching Party shall be entitled to pursue and seek all legal and equitable remedies available to it, including the equitable remedies of specific performance and injunction, which remedies shall not be deemed exclusive, but shall be cumulative. If either of the Parties desire to make a press release, information release or otherwise provide information to any third party for release to the news media with respect to the transactions contemplated by this Agreement, subject to its obligations under applicable securities laws, the Party desiring to make the release or provide the information shall provide the text of such release or information to the other Party for its review at least three (3) Business Days in advance of the proposed distribution of the release or information. Subject to legal requirements and other legally compelled disclosures, each Party shall obtain the prior written consent of the other Party to release of any such news or press release or information and the text of any written or oral statement or any release of information to be provided to the news media and the timing of the distribution of such information.

         (b) FedEx understands that certain of the information that may be provided to FedEx by American concerning the Airframes is the subject of a confidentiality agreement between American and the Manufacturer of the Airframes (the "Manufacturer Confidentiality Agreement"). FedEx agrees for the benefit of American and the Manufacturer of the Airframes (i) to be bound by the terms and conditions of the Manufacturer Confidentiality Agreement, (ii) that FedEx's use, possession and dissemination of such information to any person shall be subject to and governed by the Manufacturer Confidentiality Agreement and (iii) that the Manufacturer of the Airframes shall be a third party beneficiary of this Section 15.01(b) and entitled to enforce its respective rights under the Manufacturer Confidentiality Agreement against FedEx as if it were a party to this Agreement.


                                   ARTICLE 16
                               FURTHER ASSURANCES

         Section 16.01. Further Assurances. (a) American recognizes that in the course of (i) the conversion of the Aircraft from a passenger configuration to a cargo configuration and (ii) the transition of the Aircraft from the American Program to FedEx's FAA-approved maintenance program, issues will arise in which American may possess information and expertise regarding the Aircraft that FedEx would find useful, Aircraft Records or Engine Records that may be necessary to the transition of the Aircraft to FedEx's maintenance program, and other knowledge that will be useful to FedEx in connection with such activities. Subject to any restrictions on the disclosure of confidential information and consistent with the protection of its confidential information and proprietary information, including, without limitation, any trade secrets, American agrees to cooperate with FedEx and to assist FedEx by providing such confidential, proprietary and trade secret information pursuant to a mutually acceptable non-disclosure agreement and any non-confidential information regarding the Aircraft that American may possess which would be helpful to FedEx in achieving its goals. American also agrees to meet with representatives of FedEx and the FAA at mutually agreeable times and locations to discuss the Aircraft and American's maintenance of the Aircraft. In no event shall the assistance to be provided by American to FedEx require the incurrence by American of more than nominal expense.

         (b) American will provide to FedEx a supplemental type certificate (a "STC") and the substantiating data covering any modification of an Aircraft that is delivered to FedEx by American pursuant to this Agreement if that modification is designed by American. FedEx may use such STC to make the same modification covered by the STC to any other McDonnell Douglas Model MD-11 aircraft owned and operated by FedEx. American will not charge FedEx for the use of such a STC by FedEx on any of FedEx's McDonnell Douglas Model MD-11 aircraft. AMERICAN SHALL NOT BE DEEMED TO MAKE OR HAVE MADE AND DISCLAIMS, AND FEDEX SHALL ACKNOWLEDGE AND CONFIRM THAT AMERICAN HAS NOT MADE, ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, OR THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT OR OTHER RIGHT OF ANY THIRD PARTY CONCERNING ANY STC OR ANY MODIFICATION COVERED BY ANY STC.


                                   ARTICLE 17
                                 MISCELLANEOUS

         Section 17.01. Notices. Unless otherwise specified in writing by the affected Party, all notices, approvals, requests, consents and other communications given pursuant to this Agreement shall be in writing and shall be deemed effective when received if hand-delivered, sent by facsimile (which facsimile shall be confirmed by the executed counterpart thereof being sent by another means for giving notice specified herein), Federal Express priority service (except for notices sent relating to defaults or Events of Default under this Agreement or with respect to the Put Options or the Purchase Options, which may be sent by any courier that provides a written confirmation of delivery), or sent by United States certified or registered mail, addressed as follows:

If to American:       American Airlines, Inc.
                      4333 Amon Carter Boulevard, MD 5566
                      Fort Worth, Texas  76155
                      Attention:  Vice President Corporate and Fleet Planning
                      Telephone No. (817) 967-1227
                      Facsimile No.  (817) 967-2199

If to FedEx:                      Federal Express Corporation
                                  2005 Corporate Avenue
                                  Memphis, Tennessee 38132
                                  Attention:  Vice President, Fleet
                                                Development and Acquisitions
                                  Telephone No. (901) 395-3830
                                  Facsimile No. (901) 395-3828

         Section 17.02. Exhibits. All exhibits described in this Agreement shall be deemed to be incorporated and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any Exhibit, the provisions of this Agreement shall control.

         Section 17.03. Assignments. This Agreement, and American's rights and obligations hereunder, shall not be assignable or delegable by American without the prior written consent of FedEx, which consent may be withheld in FedEx's sole discretion; provided, however, that American may assign its rights and delegate its obligations under this Agreement to another Affiliate of AMR Corporation without FedEx's consent so long as American shall remain primarily liable for the obligations under this Agreement, with such continuing obligations to be evidenced by such agreements and instruments as FedEx may reasonably request. American acknowledges and agrees that FedEx, one of FedEx's subsidiaries or a financial institution or other entity may be designated by FedEx as the contracting party with American hereunder and that this Agreement may be assigned by FedEx to any of such said entities without restriction and upon written notice to American so long as FedEx shall remain primarily liable for its obligations under this Agreement, with such continuing obligations to be evidenced by such agreements and instruments as American may reasonably request.

         Section 17.04. No Offset. The amounts payable by either Party to the other Party under this Agreement shall be absolute and unconditional and shall not be subject to any abatement, reduction, set off, defense, counterclaim or recoupment of or by the Party obligated to make such payment as a result of any claim, cause of action or other rights that such Party may have against the other Party.

         Section 17.05. Binding Effect. This Agreement and the rights and obligations of the Parties hereunder, shall be binding upon and inure to the benefit of each of the Parties, their respective permitted successors, assigns and legal representatives.

         Section 17.06. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the laws of conflict of laws of the State of New York.

         Section 17.07. Entire Agreement. This Agreement shall constitute the entire agreement between the Parties with respect to the transactions contemplated herein and shall not in any manner be supplemented, amended or modified except by a written instrument executed on behalf of each of the Parties by their duly authorized representatives.

         Section 17.08. Expenses. Each of the Parties hereto shall be responsible for its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement.

         Section 17.09. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and which, taken together, shall constitute one and the same instrument.

         Section 17.10. Brokers' Commissions. Each of FedEx and American represent to the other Party that each has negotiated this Agreement directly with the other and that no brokers are entitled to a commission as a result of their actions. FedEx and American agree to indemnify and hold one another harmless from and against all claims, demands, liabilities, damages, losses or judgments which may be suffered by the other and which arise out of the actions of or employment by the other with any agent or broker.

         Section 17.11. No Remedy Exclusive. Except as expressly set forth herein, no remedy herein conferred upon or reserved to a Party herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or now or hereafter existing at law, in equity or by statute. Except as expressly set forth herein, no delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle a Party to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice other than such notice as may be herein expressly required.

         Section 17.12. Severability. If any provision of this Agreement or any application of any provision of this Agreement to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected by the invalidity or unenforceability of the provision generally or as to any person or circumstance. The other provisions of this Agreement shall be enforced to the greatest extent permitted by applicable law and in a manner to give effect to the intent of the Parties to the greatest extent possible.

         Section 17.13. Survival of Provisions. The rights, benefits and obligations of the Parties under Section 3.09, Section 3.10, Article 5, Article 8, Article 10, Article

11, Article 12 and Article 13 shall survive the completion of performance of this Agreement and its termination or expiration and continue in full force and effect thereafter in accordance with their respective terms.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, American and FedEx do hereby execute this Agreement on the day and year first above written.

                               FEDERAL EXPRESS CORPORATION


                               By:     /S/  James R. Parker
                                   --------------------------------------------
                               Name:  James R. Parker
                               Title: Vice President-Fleet Development &
                                         Acquisitions


                               AMERICAN AIRLINES, INC.


                               By:    /S/  Jeffery M. Jackson
                                   --------------------------------------------
                               Name:  Jeffery M. Jackson
                               Title: Vice President-Corporate & Fleet Planning

                                   EXHIBIT A

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                AIRCRAFT SUBJECT TO AIRCRAFT PURCHASE AGREEMENT

         The McDonnell Douglas Model MD-11 aircraft bearing the U.S. Registration Numbers, Manufacturer's Serial Numbers, American
Nose Numbers and American Fuselage or Line Numbers set forth below are the Aircraft subject to the Agreement.

                       REGISTRATION                   MANUFACTURER'S                  NOSE                 FUSELAGE OR
                          NUMBER                       SERIAL NUMBER                 NUMBER               LINE NUMBER
                     ----------------                -----------------               ------              --------------
                          N1750B                           48419                       1AA                     450
                          N1751A                           48420                       1AB                     451
                          N1752K                           48421                       1AC                     452
                           N1753                           48487                       1AD                     469
                           N1754                           48489                       1AE                     492
                           N1755                           48490                       1AF                     499
                           N1756                           48491                       1AG                     503
                          N1757A                           48505                       1AH                     462
                          N1758B                           48527                       1AJ                     504
                           N1759                           48481                       1AK                     482
                          N1760A                           48550                       1AM                     526
                          N1761R                           48551                       1AN                     527
                          N1762B                           48552                       1AP                     530
                           N1763                           48553                       1AR                     531
                          N1764B                           48554                       1AS                     535
                          N1765B                           48596                       1AT                     537
                          N1766A                           48597                       1AU                     540
                          N1767A                           48598                       1AV                     550
                          N1768D                           48436                       1AL                     483

                                   EXHIBIT B

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                                    AIRCRAFT

                              DELIVERY CERTIFICATE

         This Aircraft Delivery Certificate is given by American Airlines, Inc. ("American") and Federal Express Corporation ("FedEx") pursuant to the Agreement. Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

TENDER OF THE AIRCRAFT BY AMERICAN.

         American hereby tenders to FedEx for Delivery pursuant to the terms and subject to the conditions of the Agreement, the McDonnell Douglas Model MD-11 Aircraft described below:

                 Registration Number:  N
                                         --------------------
                 Manufacturer's Serial Number:
                                               --------------------
                 American Fuselage or Line Number:
                                                   ------------------
                 American Nose Number:                   ,
                                       ------------------

along with three (3) General Electric Company CF6-80C2D1F engines, bearing Manufacturer's Serial Numbers:

         Position (1)
                      -----------------

         Position (2)
                      -----------------

         Position (3)
                      -----------------,

(the "Delivered Aircraft") with the operating times and cycles as accumulated on the Aircraft up to the time of Delivery and the EGT margins as of the last test cell run accomplished immediately following the latest Engine Maintenance accomplished on each such Engine as described on

Attachment 1 hereto and made a part hereof, together with the Aircraft Records, listed on Attachment 2 hereto and made a part hereof. American hereby restates and confirms each of its representations and warranties set forth in Section
5.01 of the Agreement.

         As of the date of this Certificate, (i) the high-time and high-cycle highest flight cycle Airframe not yet delivered by American to FedEx is the Airframe bearing U.S. Registration No. ____________, and Manufacturer's Serial No. _____________ and Nose No. _______________, and (ii) such Airframe
___________ flight hours and had ________________ flight cycles since it was new.

         Tender of the Aircraft is made by American at ________________________, at _____ /a.m./p.m. ____________ time, on this ______ day of __________________,
___, _____.

                                                   AMERICAN AIRLINES, INC.

                                                   By:
                                                       -----------------------
                                                   Name:
                                                         ---------------------
                                                   Title:
                                                         ---------------------

ACCEPTANCE OF THE AIRCRAFT BY FEDEX.

         FEDERAL EXPRESS CORPORATION ("FedEx") hereby accepts and acknowledges receipt of the Delivered Aircraft from American, in accordance with the terms and conditions of the Agreement, at _____________________, at _______/a.m./p.m.
__________ time, on ________________, ________, together with the Aircraft
Records listed in Attachment 2 hereto and made a part hereof.

         By its execution and delivery of this Certificate, FedEx hereby (i) restates and confirms each of its representations and warranties set forth in
Section 5.03 of the Agreement and (ii) acknowledges and agrees that upon delivery by American to FedEx, except as to those discrepancies expressly set forth in Attachment 1 and Attachment 3 to this certificate, the Delivered Aircraft was in Delivery Condition.

                                              FEDERAL EXPRESS CORPORATION


                                              By:
                                                  ---------------------------
                                              Name:
                                                    -------------------------
                                              Title:
                                                     ------------------------

DISCREPANCIES FROM DELIVERY CONDITION.

         American and FedEx hereby agree that the remaining discrepancy or discrepancies of the Delivered Aircraft from the Delivery Condition, if any, and the manner of, and deadline for, the correction of any such discrepancy or discrepancies are as set forth in Attachment 3 hereto.

         Dated:                      ,          .
                ---------------------  ---------


                                              AMERICAN AIRLINES, INC.


                                              By:
                                                 ----------------------------
                                              Name:
                                                   --------------------------
                                              Title:
                                                    -------------------------


                                              FEDERAL EXPRESS CORPORATION


                                              By:
                                                 ----------------------------
                                              Name:
                                                   --------------------------
                                              Title:
                                                    -------------------------

                 ATTACHMENT 1 TO AIRCRAFT DELIVERY CERTIFICATE

                           AIRCRAFT HOURS AND CYCLES

                    AS OF                     ,
                          --------------------  ------------
                     MCDONNELL DOUGLAS MODEL MD-11 AIRCRAFT

REGISTRATION NUMBER:  N_____; FUSELAGE OR LINE NUMBER ____;
MANUFACTURER'S SERIAL NUMBER _________ AND NOSE NUMBER ___.

A.       AIRFRAME:

                                                                               TO FIRST
                                       TOTAL SINCE         TO NEXT             INTERVAL           TO SECOND INTERVAL
                                       NEW DELIVERY        C CHECK              ITEMS                  ITEMS
                 FLIGHT HOURS
                                      ------------       ------------       -------------          --------------
                 FLIGHT CYCLES
                                      ------------       ------------       -------------          --------------
                 CALENDAR TIME
                                      ------------       ------------       -------------          --------------



B.       GENERAL ELECTRIC COMPANY CF6-80C2D1F ENGINES:

                                                               TOTAL FLIGHT    TOTAL CYCLES    TOTAL CYCLES      TOTAL CYCLES
                   ENGINE    MANUFACTURE'S     TOTAL FLIGHT     HOURS SINCE     SINCE LAST      SINCE LAST        SINCE LAST
                  POSITION   SERIAL NUMBER     CYCLES SINCE         NEW             HSM             HSC               EHM

                     1
                             ----------        ----------       ----------     -----------     ----------        -----------
                     2
                             ----------        ----------       ----------     -----------     ----------        -----------
                     3
                             ----------        ----------       ----------     -----------     ----------        -----------



         The EGT margin of each of the Engines after (i) its last test cell run accomplished immediately following the latest Engine Maintenance accomplished on such Engine and (ii) the Power Assurance Run Test conducted pursuant to
Section 3.02(a) of the Agreement was as follows:

                                EGT MARGIN FOLLOWING                 EGT MARGIN FOLLOWING
  ENGINE POSITION                LAST TEST CELL RUN                POWER ASSURANCE RUN TEST
  ---------------                ------------------                ------------------------
       No. 1                              degrees Celsius                   degrees Celsius
                                  -------                           -------
       No. 2                              degrees Celsius                   degrees Celsius
                                  -------                           -------
       No. 3                              degrees Celsius                   degrees Celsius
                                  -------                           -------

         The flight cycles or flight hours remaining to the limitation on each life limited part in each Engine are as set forth in Annex 1 to this Attachment 1 to the Aircraft Delivery Certificate.

C.       LANDING GEAR

                                                              TOTAL
                                     MANUFACTURER'S       FLIGHT CYCLES      TOTAL DAYS       TOTAL CYCLES TO       TOTAL DAYS TO
                    POSITION         SERIAL NUMBER         SINCE NEW         SINCE NEW         NEXT OVERHAUL        NEXT OVERHAUL
                    --------         -------------         ---------         ---------         -------------        -------------
                      Nose
                                    ---------------        ----------       -----------        ------------           ---------
                    Left Main
                                    ---------------        ----------       -----------        ------------           ---------
                   Center Main
                                    ---------------        ----------       -----------        ------------           ---------
                   Right Main
                                    ---------------        ----------       -----------        ------------           ---------



D.       AUXILIARY POWER UNIT

APU INSTALLED IN THE DELIVERED AIRCRAFT:

MANUFACTURER'S SERIAL NUMBER
                                           ---------------------
NUMBER OF FLIGHT CYCLES SINCE NEW
                                           ---------------------
NUMBER OF FLIGHT HOURS SINCE NEW
                                           ---------------------

LIFE LIMITED PARTS CONTAINED IN SUCH APU:

                                             MANUFACTURER'S     TOTAL FLIGHT     TOTAL FLIGHT       NUMBER OF CYCLES OR
                                                SERIAL         CYCLES SINCE      HOURS SINCE        HOURS TO FIRST LIFE
       PART DESCRIPTION                         NUMBER              NEW              NEW          LIMITED PART LIMITATION
- -------------------------------------        --------------    -------------     ------------     -----------------------
First Stage Low Pressure Compressor
                                             --------------    -------------     ------------     -----------------------


Second Stage Low Pressure Compressor
                                             --------------    -------------     ------------     -----------------------


Third Stage Low Pressure Compressor
                                             --------------    -------------     ------------     -----------------------


High Pressure Turbine
                                             --------------    -------------     ------------     -----------------------


First Stage Low Pressure Turbine
                                             --------------    -------------     ------------     -----------------------


Second Stage Low Pressure Turbine
                                             --------------    -------------     ------------     -----------------------




Dated:                          ,          .
      --------------------------  ---------

                                                   AMERICAN AIRLINES, INC.


                                                   By:
                                                       -----------------------
                                                   Name:
                                                         ---------------------
                                                   Title:
                                                          --------------------

                           ANNEX 1 TO ATTACHMENT 1 TO
                         AIRCRAFT DELIVERY CERTIFICATE

                         FLIGHT CYCLES AND FLIGHT HOURS
                   REMAINING ON LIFE LIMITED PARTS ON ENGINES

                                                           ENGINE NO. 1          ENGINE NO. 2        ENGINE NO. 3
                                                           FLIGHT HOURS          FLIGHT HOURS        FLIGHT HOURS
                     PART DESCRIPTION                       OR CYCLES             OR CYCLES           OR CYCLES
                     FAN ROTOR PARTS
                     Disk, Fan Rotor Stage 1
                                                           -----------           ------------        -----------
                     Spool, Fan Rotor Stages 2-5
                                                           -----------           ------------        -----------
                     Fan, Forward Shaft
                                                           -----------           ------------        -----------
                     Fan, Mid-Shaft
                                                           -----------           ------------        -----------

                          HIGH PRESSURE
                     COMPRESSOR ROTOR PARTS
                     Disk, Stage 1
                                                           -----------           ------------        -----------
                     Disk, Stage 2
                                                           -----------           ------------        -----------
                     Disk, Stage 3-9
                                                           -----------           ------------        -----------
                     Disk, Stage 10
                                                           -----------           ------------        -----------
                     Spool/Shaft
                                                           -----------           ------------        -----------
                     CDP Seal Disk
                                                           -----------           ------------        -----------

                        HIGH PRESSURE
                     TURBINE ROTOR PARTS
                     Disk, Stage 1
                                                           -----------           ------------        -----------
                     Disk, Stage 2
                                                           -----------           ------------        -----------
                     Spacer/Impeller
                                                           -----------           ------------        -----------
                     Vane, -Ring Diffuser
                                                           -----------           ------------        -----------

                        LOW PRESSURE
                     TURBINE ROTOR PARTS
                     Disk, Stage 1
                                                           -----------           ------------        -----------
                     Disk, Stage 2
                                                           -----------           ------------        -----------
                     Disk, Stage 3
                                                           -----------           ------------        -----------
                     Disk, Stage 4
                                                           -----------           ------------        -----------
                     Disk, Stage 5
                                                           -----------           ------------        -----------
                     Shaft, LPTR
                                                           -----------           ------------        -----------


                 ATTACHMENT 2 TO AIRCRAFT DELIVERY CERTIFICATE

                 AIRCRAFT RECORDS AND ENGINE RECORDS DELIVERED
                            WITH DELIVERED AIRCRAFT

         The following Aircraft Records (as defined in the Agreement) were delivered with the Delivered Aircraft:

DRAWINGS/CHARTS:

1.       Fuel Distribution Chart, Compass Correction Card, Major Avionic List,
         Drawings:  FDM1062 or FDM1058, DDM1079 or DDM1080, FDM1063 or FDM1072

RECORDS:

1. Aircraft Flight Log (includes Aircraft, Engines, Components) with required certification
2.       Heavy Maintenance Checks - History Log
3.       Deferred Items List (Damage Log and FMR)
4.       Last Bill-of-Work Prior to Delivery
5.       Report 182Y (with required certification):
                 - Time-Control Components with 3500 Hrs. or less to go and calendar
6.       Report 188Y (with required certification):
                 - Time Control Components by Cycles to go
7.       Report 190Y (with required certification):
                 - Airframe Time Control Components by Aircraft and Position
                 - Engine Item Time Control Components by Aircraft and Position
                 - Airframe Calendar Control Components by Aircraft and Position
8.       Report ET026 (with required certification):
                 - Component Time Control Status by S/N of Parts
9.       Report ET049 (with required certification):
                 - Component Time - Special Item by RSPAM
10. AD Summary Report with certification per attached Appendix 1, including accomplishment documents for the last action taken and stating specific method of compliance and any alternate means of compliance, if any, including FAA approval
11.      Report EC014:
                 - Modification History by AD/FAR Number
12.      Report EC014:
                 - Modification History by AA Job Number and cross reference
13.      Report EC015:
                 - Modification History by Service Bulletin Number -
                   Limited to AD/FAR
14.      Report EC015:
                 - Modification History by Service Bulletin Number
15.      Report D065:
                 - Engine Life Limited Parts/Life Limited Parts
16.      Report D066 (with required certification):
                 - Engine Time Monitored Parts (including tags and tear-down reports)
17.      Report CML011:
                 - Engine Condition Monitoring - Last Run Before Delivery
18.      Weight and Balance Report
19.      Landing Gear Records

20.      Component Shop Records (including tags and tear-down reports)
21.      APU Records
22.      Engine Records
23.      Aircraft Airframe Records
24.      Accident Report or Accident-Free Certification Letter

ENGINE RECORDS:

1. Aircraft Flight Log (includes Aircraft, Engines, Components) with certification per attached Appendix 1
2.       Report 190Y (with required certification):
                 - Engine Item Time Control Components by Aircraft and Position
3.       Report D065 (with required certification):
                 - Engine Life Limited Parts/Life Limited Parts
4.       Airworthiness Directive Summary Report (with required certification)

                 ATTACHMENT 3 TO AIRCRAFT DELIVERY CERTIFICATE

          DISCREPANCIES OF DELIVERED AIRCRAFT FROM DELIVERY CONDITION

         Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         The following remaining discrepancy or discrepancies from Delivery Condition exist with respect to the Delivered Aircraft (as defined in the Aircraft Delivery Certificate of which this Attachment 3 is a part):

         American and FedEx have agreed that the foregoing discrepancy or discrepancies will be corrected in the following manner and by the following date or dates:





Dated:                           ,        .
       --------------------------  -------
                                                   AMERICAN AIRLINES, INC.


                                                   By:
                                                       ------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                                   FEDERAL EXPRESS CORPORATION


                                                   By:
                                                       ------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                   EXHIBIT C

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")

                             WARRANTY BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

         THAT the undersigned, [INSERT TRANSFEROR'S CORPORATE NAME], a Delaware Corporation ("Transferor"), has the power and right to convey the legal and beneficial title to that:

[NOTE: INSERT THE FOLLOWING LANGUAGE IF THE WARRANTY BILL OF SALE RELATES TO AN AIRCRAFT:] [certain McDonnell Douglas MD-11 aircraft bearing Federal Aviation Administration Registration Number N_________ and Manufacturer s Serial Number _______________, together with three (3) General Electric Company CF6-80C2D1F turbofan jet engines [installed thereon], bearing Manufacturer's Serial Numbers ____________________, _____________________, and
__________________________, together with all fixed equipment, parts, components and accessories installed on said aircraft and engines.]

[NOTE: INSERT THE FOLLOWING LANGUAGE IF THE WARRANTY BILL OF SALE RELATES TO A SPARE ENGINE, [* ], A REPLACEMENT ENGINE OR A DELAYED DELIVERY ENGINE:] [certain General Electric Company CF6-80C2D1F turbofan jet engine, bearing Manufacturer's Serial Number ____________________, together with all fixed equipment, parts, components and accessories installed on said engine.]

         THAT for and in consideration of the sum of Ten Dollars ($10) and other valuable consideration, Transferee does, this ____ day of ________________, _________, grant, convey, transfer, bargain, sell, deliver and set over all of its rights, title and interests to and in the above described [aircraft, engines], [NOTE: INSERT THE FOREGOING WORD IF THE WARRANTY BILL OF SALE RELATES TO AN AIRCRAFT] [engine] [NOTE: INSERT THE FOREGOING IF THE WARRANTY BILL OF SALE RELATES TO AN ENGINE ALONE.], fixed equipment, parts, components and accessories unto [INSERT TRANSFEREE'S CORPORATE NAME], a Delaware corporation ("Transferee").

         Transferor hereby warrants to Transferee, its successors and assigns, that there is hereby conveyed to Transferee title to the aforesaid [aircraft, engines]] [NOTE: INSERT THE FOREGOING WORD IF THE WARRANTY BILL OF SALE RELATES TO AN AIRCRAFT], [engine,] [NOTE: INSERT THE FOREGOING IF THE WARRANTY BILL OF SALE RELATES TO AN ENGINE ALONE.] fixed equipment, parts, components and accessories free and clear of all liens, encumbrances and rights of others arising by, through or under Transferor and that it shall warrant and defend such title forever against all claims and demands whatsoever; and that this bill of sale is made and delivered pursuant to the provisions of the Aircraft Sales Agreement between Transferor and Transferee, dated April 7, 1995.


________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

         IN WITNESS WHEREOF, Transferor has executed this Warranty Bill of Sale on the _____ day of __________________________, __________.

[INSERT TRANSFEROR'S CORPORATE NAME]


                                           By:
                                               ---------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                  -------------------------

                                   EXHIBIT D

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                   DATA RELATING TO THE AIRCRAFT AND ENGINES

                      TO BE DELIVERED BY AMERICAN TO FEDEX

                     PURSUANT TO ARTICLE 6 OF THE AGREEMENT

Originals or copies of the following items of Data will be supplied in accordance with Section 6.02(d) on the specified medium or on microfiche, microfilm, paper, disk or any then current medium or a combination of these media, with revision updates revised as of the applicable Delivery Dates. The required certifications for Aircraft time and cycles, life-limited parts, Airworthiness Directives and hard-time components for Airframes and Engines shall be signed by a manager or higher management personnel in the Airworthiness, Quality Assurance, Quality Control or Aircraft/Powerplant Records department of American. Any required certification of any item of Data shall be in the form attached as Appendix 1 to this Exhibit D.



MANUALS:

1.       FAA Approved Aircraft Flight Manual
2.       Aircraft Maintenance Manual (Microfilm)
3.       Aircraft Overhaul Manual (Microfilm)
4.       Aircraft Wiring Manual (Microfilm)
5.       Aircraft Structure Repair Manual (Microfilm)
6.       Aircraft Illustrated Parts Catalog (Microfilm)
7.       Aircraft Weight and Balance Manual, Loading Manual, Basic & Supplement
8. McDonnell Douglas Procedure for Actual Weighing/Balancing of MD-11 Series Aircraft
9.       Aircraft Minimum Equipment List & Configuration
10.      McDonnell Douglas Aircraft Readiness Log
11.      McDonnell Douglas Aircraft Detail Specification
12.      CF6 Maintenance Manual (Microfilm-See Aircraft MM)
13.      CF6 Overhaul Manual (Microfilm)
14.      CF6 Illustrated Parts Catalog (Microfilm)
15.      CF6 Service Bulletin (Microfilm)
16.      Maintenance Check Manual (Microfilm)
17.      Engineering Specification Maintenance Manual
18.      AA Part Number versus Mfgr's Part Number (Fiche)

DOCUMENTS:

1.       Certificate of Airworthiness (on Aircraft)
2.       Certificate of Registration (on Aircraft)
3.       Sanitary Certificate (on Aircraft)
4.       [Radio Station License (on Aircraft)]




DRAWINGS/CHARTS:

1.       Fuel Distribution Chart, Compass Correction Card, Major Avionic List,
         Drawings:  FDM1062 or FDM1058, DDM1079 or DDM1080, FDM1063 or FDM1072

RECORDS:

1. Aircraft Flight Log (includes Aircraft, Engines, Components) with certification per attached Appendix 1
2.       Heavy Maintenance Checks - History Log
3.       Deferred Items List (Damage Log and FMR)
4.       Last Bill-of-Work Prior to Delivery
5.       Report 182Y (with certification per attached Appendix 1):
                 - Time-Control Components with 3500 Hrs. or less to go and calendar
6.       Report 188Y (with certification per attached Appendix 1):
                 - Time Control Components by Cycles to go
7.       Report 190Y (with certification per attached Appendix 1):
                 - Airframe Time Control Components by Aircraft and Position
                 - Engine Item Time Control Components by Aircraft and Position
                 - Airframe Calendar Control Components by Aircraft and Position
8.       Report ET026 (with certification per attached Appendix 1):
                 - Component Time Control Status by S/N of Parts
9.       Report ET049 (with certification per attached Appendix 1):
                 - Component Time - Special Item by RSPAM
10. AD Summary Report with certification per attached Appendix 1, including accomplishment documents for the last action taken and stating specific method of compliance and any alternate means of compliance, if any, including FAA approval
11.      Report EC014:
                 - Modification History by AD/FAR Number
12.      Report EC014:
                 - Modification History by AA Job Number and cross reference
13.      Report EC015: - Modification History by Service Bulletin Number
                 - Limited to AD/FAR
14.      Report EC015:
                 - Modification History by Service Bulletin Number
15.      Report D065:
                 - Engine Life Limited Parts/Life Limited Parts
16.      Report D066 (with certification per attached Appendix 1):
                 - Engine Time Monitored Parts (including tags and tear-down reports)
17.      Report CML011:
                 - Engine Condition Monitoring - Last Run Before Delivery
18.      Weight and Balance Report
19.      Landing Gear Records
20.      Component Shop Records (including tags and tear-down reports)

21.      APU Records
22.      Engine Records
23.      Aircraft Airframe Records
24.      Accident Report or Accident-Free Certification Letter

ENGINE RECORDS:

1. Aircraft Flight Log (includes Aircraft, Engines, Components) with certification per attached Appendix 1
2.       Report 190Y (with certification per attached Appendix 1):
                 - Engine Item Time Control Components by Aircraft and Position
3.       Report D065 (with certification per attached Appendix 1):
                 - Engine Life Limited Parts/Life Limited Parts
4. Airworthiness Directive Summary Report (with the certification per attached Appendix 1)

                            APPENDIX 1 TO EXHIBIT D

AIRCRAFT REGISTRATION NO. ____________
MANUFACTURER'S SERIAL NO. __________
DATE:__________________, ________



                                    [TITLE]




I HEREBY CERTIFY THAT THIS IS A TRUE AND ACCURATE RECORD TO THE BEST OF MY KNOWLEDGE.


- -------------------------------------------                 ------------------------------------------
SIGNATURE                                                   DATE





- -------------------------------------------                 ------------------------------------------
PRINTED NAME                                                TITLE




                                                                       AIR CARRIER
- -------------------------------------------                 ----------------------------------
COMPANY NAME                                                     COMPANY CERTIFICATE TYPE



         AA4A025A
- -------------------------------------------
COMPANY CERTIFICATE NUMBER

                                   EXHIBIT E

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                    DESIGNATION OF AN AIRFRAME FOR DELIVERY

                           ON SCHEDULED DELIVERY DATE

         Any capitalized term used herein shall have the meaning ascribed to it in the Agreement.

         1. The Scheduled Delivery Date for which the Designated Airframe (as defined below) is being designated is ________________________________.

         2. The following are the identification numbers of the Airframe designated for delivery on the Scheduled Delivery Date set forth in Paragraph
1. above (the "Designated Airframe"):

         FAA Registration Number:   N
                                     ---------------------
         Manufacturer's Serial Number:
                                         ---------------------------------
         Nose Number:
                        -----------------------
         Fuselage or Line Number:
                                    ------------------------------

         3. The total flight hours and flight cycles on the Designated Airframe since delivery of the Designated Airframe by the Manufacturer to American and the number of flight hours and flight cycles remaining on the Designated Airframe to certain C Checks as of the date and time of this Designation are as follows:

                                         TOTAL SINCE          TO NEXT         TO FIRST INTERVAL      TO SECOND INTERVAL
                                             NEW              C CHECK               ITEMS                  ITEMS
                 FLIGHT HOURS
                                         -----------        -----------          -----------            -----------
                 FLIGHT CYCLES
                                         -----------        -----------          -----------            -----------
                 CALENDAR TIME
                                         -----------        -----------          -----------            -----------


         4. The total flight hours and flight cycles remaining to the next major overhaul of each of the Gears that are installed on the Designated Airframe at the date and time of this Designation are as follows:


                                                              TOTAL
                                     MANUFACTURER'S       FLIGHT CYCLES        TOTAL DAYS       TOTAL CYCLES TO       TOTAL DAYS TO
                    POSITION          SERIAL NUMBER         SINCE NEW          SINCE NEW        NEXT OVERHAUL         NEXT OVERHAUL
                    --------          -------------         ---------          ---------        --------------        -------------
                      Nose
                                      ------------          ----------        -----------        ------------          -----------
                    Left Main
                                      ------------          ----------        -----------        ------------          -----------
                   Center Main
                                      ------------          ----------        -----------        ------------          -----------
                   Right Main
                                      ------------          ----------        -----------        ------------          -----------


         5. The total flight hours or flight cycles since new for (x) the APU installed on the Designated Airframe and (y) the Life Limited Parts contained in such APU and the flight cycles or flight hours remaining to the first limit of the Life Limited Parts contained in the APU installed on the Designated Airframe at the date and time of this Designation are as follows:

APU INSTALLED ON THE DESIGNATED AIRFRAME:

MANUFACTURER S SERIAL NUMBER
                                           --------------------
NUMBER OF FLIGHT CYCLES SINCE NEW
                                           --------------------
NUMBER OF FLIGHT HOURS SINCE NEW
                                           --------------------

LIFE LIMITED PARTS CONTAINED IN SUCH APU:

                                                MANUFACTURER'S     TOTAL FLIGHT    TOTAL FLIGHT          NUMBER OF CYCLES OR
                                                    SERIAL         CYCLES SINCE     HOURS SINCE          HOURS TO FIRST LIFE
        PART DESCRIPTION                            NUMBER              NEW             NEW            LIMITED PART LIMITATION
- -----------------------------------             --------------     ------------    ------------        ------------------------
First Stage Low Pressure Compressor
                                                  ----------         ---------       ---------           --------------------
Second Stage Low Pressure Compressor
                                                  ----------         ---------       ---------           --------------------
Third Stage Low Pressure Compressor
                                                  ----------         ---------       ---------           --------------------
High Pressure Turbine
                                                  ----------         ---------       ---------           --------------------
First Stage Low Pressure Turbine
                                                  ----------         ---------       ---------           --------------------
Second Stage Low Pressure Turbine
                                                  ----------         ---------       ---------           --------------------




         6. The estimated usage of the Aircraft from the date of this Designation until the Scheduled Delivery Date is __________________ flight cycles and _____________ flight hours.

         This Designation is made by American on the ____ day of _____________, _____ at _________, [a.m.] [p.m.], _______________________ time.

                            AMERICAN AIRLINES, INC.


                            By:
                                ------------------------
                            Name:
                                  ----------------------
                            Title:
                                   ---------------------

                                   EXHIBIT F

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


               DESIGNATION OF A SUBSTITUTE AIRFRAME FOR DELIVERY

                           ON SCHEDULED DELIVERY DATE

         1. This Designation of a Substitute Airframe for delivery on a Scheduled Delivery Date (this "Change Designation") is being provided by American to FedEx in order to designate an Airframe for delivery on the Scheduled Delivery Date indicated below in substitution for an Airframe previously designated by American for delivery to FedEx on such Scheduled Delivery Date (the "Previously Designated Airframe"). Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         2. The Scheduled Delivery Date for which the Previously Designated Airframe was to be delivered and for which the Substitute Airframe (as defined below) is now being designated for delivery and sale to FedEx is
________________________________.

         3. The following are the identification numbers of the Previously Designated Airframe:

                 FAA Registration Number:   N
                                             -------------------------
                 Manufacturer's Serial Number:
                                               --------------------------
                 Nose Number:
                                --------------------------
                 Fuselage or Line Number:
                                            ---------------------------

         4. The following are the identification numbers of the Airframe being substituted for the Previously Designated Airframe which is hereby designated for delivery on the Scheduled Delivery Date set forth in Paragraph
2. above in the stead of the Previously Designated Airframe (the "Substitute Airframe"):

                 FAA Registration Number:   N
                                             --------------------------
                 Manufacturer's Serial Number:
                                               ------------------------
                 Nose Number:
                                ------------------------
                 Fuselage or Line Number:
                                            -------------------------

         5. The total flight hours and flight cycles on the Substitute Airframe since delivery of the Substitute Airframe by the Manufacturer to American and the number of flight hours and flight cycles remaining on the Substitute Airframe to the certain C Checks as of the date and time of this Change Designation are as follows:

                                          TOTAL SINCE          TO NEXT         TO FIRST INTERVAL     TO SECOND INSPECTION
                                              NEW              C CHECK               ITEMS                  ITEMS
                 FLIGHT HOURS
                                          -----------        -----------          -----------            -----------
                 FLIGHT CYCLES
                                          -----------        -----------          -----------            -----------
                 CALENDAR TIME
                                          -----------        -----------          -----------            -----------


         6. The total flight hours and flight cycles remaining to the next major overhaul of each of the Gears that are installed on the Substitute Airframe at the date and time of this Designation are as follows:

                                                              TOTAL
                                      MANUFACTURER'S      FLIGHT CYCLES      TOTAL DAYS     TOTAL CYCLES TO      TOTAL DAYS TO
                     POSITION         SERIAL NUMBER         SINCE NEW        SINCE NEW      NEXT OVERHAUL        NEXT OVERHAUL
                     --------         -------------         ---------        ---------      --------------       -------------
                       Nose
                                       -----------          ---------        ---------        -----------          ---------
                    Left Main
                                       -----------          ---------        ---------        -----------          ---------
                   Center Main
                                       -----------          ---------        ---------        -----------          ---------
                    Right Main
                                       -----------          ---------        ---------        -----------          ---------


         7. The total flight hours or flight cycles since new for (x) the APU installed on the Substitute Airframe and (y) the Life Limited Parts contained in such APU and the flight cycles or flight hours remaining to the first limit of the Life Limited Parts contained in the APU installed on the Substitute Airframe at the date and time of this Change Designation are as follows:

APU INSTALLED ON THE SUBSTITUTE AIRFRAME:

MANUFACTURER'S SERIAL NUMBER
                                           ---------------------
NUMBER OF FLIGHT CYCLES SINCE NEW
                                           ---------------------
NUMBER OF FLIGHT HOURS SINCE NEW
                                           ---------------------
LIFE LIMITED PARTS CONTAINED IN SUCH APU:

                                                  MANUFACTURER'S      TOTAL FLIGHT     TOTAL FLIGHT      NUMBER OF CYCLES OR
                                                     SERIAL           CYCLES SINCE     HOURS SINCE       HOURS TO FIRST LIFE
         PART DESCRIPTION                            NUMBER               NEW              NEW         LIMITED PART LIMITATION
- -----------------------------------               --------------      ------------     ------------    -----------------------
First Stage Low Pressure Compressor
                                                   -----------          ----------       ---------       -------------------

Second Stage Low Pressure Compressor
                                                   -----------          ----------       ---------       -------------------

Third Stage Low Pressure Compressor
                                                   -----------          ----------       ---------       -------------------

High Pressure Turbine
                                                   -----------          ----------       ---------       -------------------

First Stage Low Pressure Turbine
                                                   -----------          ----------       ---------       -------------------

Second Stage Low Pressure Turbine
                                                   -----------          ----------       ---------       -------------------



         This Change Designation is made by American on the ____ day of _____________, _____ at _________, [a.m.] [p.m.], _______________________ time.


                                              AMERICAN AIRLINES, INC.


                                              By:
                                                  ------------------------
                                              Name:
                                                    ----------------------
                                              Title:
                                                     ---------------------

                                   EXHIBIT G

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                                    FORM OF

               ASSIGNMENT OF ASSIGNABLE MANUFACTURER'S WARRANTIES


         In connection with delivery of the Aircraft described in Annex A hereto, including the Engines conveyed therewith (the "Aircraft") by American Airlines, Inc. ("American") to Federal Express Corporation ("FedEx"), American hereby assigns and conveys to FedEx, its successors, assigns and legal representatives, all of American's right, title and interest in and to any and all of the manufacturer's, vendor's and other warranties relating to the Aircraft, including the Engines conveyed therewith (but not with respect to any Non-Conforming Engine) to the extent, but only to the extent, that such warranties are assignable without consent of the grantor of any such warranty or the payment of consideration to the grantor of any such warranty (the "Warranties") and all rights to enforce, exercise any rights with respect to or retain any recovery or benefit with respect to the Warranties, except to the extent that such rights and recoveries relate to work completed or to be completed by American or any of its affiliates in connection with its performance of its obligations under the Aircraft Sales Agreement between FedEx and American dated April 7, 1995 (the "Agreement") prior to or in connection with the Delivery (as defined in the Agreement) of the Aircraft. Notwithstanding the foregoing, American does not assign or convey to FedEx any outstanding claims or rights, whether liquidated or contingent, or know or unknown, that it may have against the grantor of any of the Warranties arising prior to the tender of the Aircraft by American for Delivery pursuant to the Agreement.

         Dated :               ,          .
                 --------------  ---------

                                            AMERICAN AIRLINES, INC.


                                            By:
                                                ----------------------------
                                            Name:
                                                 ---------------------------
                                            Title:
                                                  --------------------------

                           ANNEX A TO ASSIGNMENT OF
                     ASSIGNABLE MANUFACTURER'S WARRANTIES

One McDonnell Douglas Model MD-11 Aircraft described below:

         Registration Number:  N
                                --------------------------
         Manufacturer's Serial Number:
                                       --------------------------
         American Fuselage or Line Number:
                                           ------------------------------
         American Nose Number:                                    ,
                               -----------------------------------
along with three (3) General Electric Company CF6-80C2D1F engines, bearing Manufacturer's Serial Numbers:

         Position (1)
                       --------------------
         Position (2)
                       --------------------
         Position (3)
                       --------------------

                                   EXHIBIT H

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


       DESIGNATION OF ENGINES FOR CONVEYANCE ON SCHEDULED DELIVERY DATE

         Any capitalized term used in this Designation of Engines for conveyance on a Scheduled Delivery Date shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

         1. The Scheduled Delivery Date for which the Designated Airframe (as defined below) is being designated is ________________________________.

         2. The following are the identification numbers of the Airframe designated for delivery on the Scheduled Delivery Date set forth in Paragraph
1. above (the "Designated Airframe"):

         FAA Registration Number:   N                   Nose Number:
                               --------                        -----
         Manufacturer's Serial No.:                   Fuselage or Line Number:
                               ----------------                          -------

         3. The following are the Engines to be conveyed with the Designated Airframe on the Scheduled Delivery Date set forth in Paragraph 1. above (the "Designated Engines"):

                 GENERAL ELECTRIC COMPANY CF6-80C2D1F ENGINES:

                                                 TOTAL FLIGHT     TOTAL FLIGHT     TOTAL CYCLES     TOTAL CYCLES     TOTAL CYCLES
                 ENGINE       MANUFACTURER'S        CYCLES        HOURS SINCE       SINCE LAST       SINCE LAST       SINCE LAST
                POSITION      SERIAL NUMBER       SINCE NEW           NEW               HSM             HSC              EHM
                    1
                               ------------       ----------      -----------       ----------      -----------      -----------
                    2
                               ------------       ----------      -----------       ----------      -----------      -----------
                    3
                               ------------       ----------      -----------       ----------      -----------      -----------


         4. The flight cycles or flight hours remaining to the limitation on each life limited part in each Engine are as set forth in Annex 1 to this Designation of Engines for Delivery on Scheduled Delivery Date.

         5. The EGT margin of each of the Designated Engines after (i) its last test cell run accomplished immediately following the latest Engine Maintenance accomplished on each such Designated Engine and (ii) the Power Assurance Run Test conducted pursuant to Section 3.02(a) of the Agreement was as follows:

                                   EGT MARGIN FOLLOWING               EGT MARGIN FOLLOWING
ENGINE POSITION                     LAST TEST CELL RUN              POWER ASSURANCE RUN TEST
- ---------------                ---------------------------          ------------------------
       No. 1                              degrees Celsius                   degrees Celsius
                                  -------                           -------
       No. 2                              degrees Celsius                   degrees Celsius
                                  -------                           -------
       No. 3                              degrees Celsius                   degrees Celsius
                                  -------                           -------


         6. As of the date of this Engine Designation, (i) the highest flight cycle Airframe not yet delivered by American to FedEx is the Airframe bearing U.S. Registration No. __________________ and Manufacturer's Serial No. _________________ and (ii) such Airframe had ________________ flight cycles since it was new.

         This Engine Designation is made by American on the ____ day of _____________, _____ at _________, [a.m.] [p.m.], _______________________ time.



                                                  AMERICAN AIRLINES, INC.


                                                  By:
                                                     --------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------

                                   ANNEX 1 TO
         DESIGNATION OF ENGINES FOR DELIVERY ON SCHEDULED DELIVERY DATE

                    REMAINING FLIGHT CYCLES AND FLIGHT HOURS
                  REMAINING ON LIFE LIMITED PARTS ON ENGINES

                                                         ENGINE NO. 1          ENGINE NO. 2        ENGINE NO. 3
                                                         FLIGHT HOURS          FLIGHT HOURS        FLIGHT HOURS
                     PART DESCRIPTION                    OR CYCLES             OR CYCLES           OR CYCLES
                     FAN ROTOR PARTS
                     Disk, Fan Rotor Stage 1
                                                         -----------           ------------        -----------
                     Spool, Fan Rotor Stages 2-5
                                                         -----------           ------------        -----------
                     Fan, Forward Shaft
                                                         -----------           ------------        -----------
                     Fan, Mid-Shaft
                                                         -----------           ------------        -----------

                         HIGH PRESSURE
                     COMPRESSOR ROTOR PARTS
                     Disk, Stage 1
                                                         -----------           ------------        -----------
                     Disk, Stage 2
                                                         -----------           ------------        -----------
                     Disk, Stage 3-9
                                                         -----------           ------------        -----------
                     Disk, Stage 10
                                                         -----------           ------------        -----------
                     Spool/Shaft
                                                         -----------           ------------        -----------
                     CDP Seal Disk
                                                         -----------           ------------        -----------

                        HIGH PRESSURE
                     TURBINE ROTOR PARTS
                     Disk, Stage 1
                                                         -----------           ------------        -----------
                     Disk, Stage 2
                                                         -----------           ------------        -----------
                     Spacer/Impeller
                                                         -----------           ------------        -----------
                     Vane, -Ring Diffuser
                                                         -----------           ------------        -----------

                        LOW PRESSURE
                     TURBINE ROTOR PARTS
                     Disk, Stage 1
                                                         -----------           ------------        -----------
                     Disk, Stage 2
                                                         -----------           ------------        -----------
                     Disk, Stage 3
                                                         -----------           ------------        -----------
                     Disk, Stage 4
                                                         -----------           ------------        -----------
                     Disk, Stage 5
                                                         -----------           ------------        -----------
                     Shaft, LPTR
                                                         -----------           ------------        -----------



                                   EXHIBIT I

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                              PUT OPTION EXERCISE


         1. This Put Option Exercise is provided by American to FedEx pursuant to Section 2.02(b) of the Agreement. Any capitalized term used in this Put Option Exercise shall have the meaning ascribed to it in the Agreement.

         2. American hereby exercises a Put Option granted by FedEx as set forth in Section 2.02 of the Agreement for the sale of a Put Option Aircraft to FedEx with respect to the following Scheduled Delivery Date:____________________ _______________________________, ______. A Designation and an Engine
Designation will be provided by American to FedEx in accordance with Section
2.04 of the Agreement designating the Airframe and the Engines that will be tendered by American to FedEx on such Scheduled Delivery Date.

         This Put Option Exercise is made by American on the ____ day of _____________, _____.

                                                     AMERICAN AIRLINES, INC.


                                                     By:
                                                        --------------------
                                                     Name:
                                                          ------------------
                                                     Title:
                                                           -----------------

                                   EXHIBIT J

                    TO THE AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                             PURCHASE OPTION NOTICE

         1. Pursuant to Section 2.03(a) of the Agreement, American hereby notifies FedEx that American intends to offer for sale _________________ [specify number of Put Option Aircraft] of the Put Option Aircraft. Any capitalized term used in this Purchase Option Notice shall have the meaning ascribed to it in the Agreement.

         2. The Scheduled Delivery Dates for the Put Option Aircraft that American will be marketing are as follows:
1.                                      ,
   -------------------------------------  --------
2.                                      ,
   -------------------------------------  --------
3.                                      ,
   -------------------------------------  --------
4.                                      ,
   -------------------------------------  --------
5.                                      ,
   -------------------------------------  --------
6.                                      ,
   -------------------------------------  --------
7.                                      ,
   -------------------------------------  --------

         Please be advised that pursuant to Section 2.03(a) of the Agreement, FedEx has a period of fourteen (14) days after its receipt of this Purchase Option Notice in which to exercise its Purchase Option under the terms of the Agreement.

         This Purchase Option Notice is given by American on the ____ day of _____________, _____.


                                               AMERICAN AIRLINES, INC.

                                               By:
                                                   -------------------------
                                               Name:
                                                     -----------------------
                                               Title:
                                                      ----------------------

                                   EXHIBIT K

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                            PURCHASE OPTION EXERCISE

         1. This Purchase Option Exercise is provided by FedEx to American pursuant to Section 2.03(a) of the Agreement. Any capitalized term used in this Purchase Option Exercise shall have the meaning ascribed to it in the Agreement.

         2. FedEx hereby exercises the Purchase Options granted by American as set forth in Section 2.03 of the Agreement for the purchase of _______________[specify number] Put Option Aircraft from American on the following Scheduled Delivery Date(s) as specified in American's Purchase Option Notice, dated _________________________, __________:

1.                                      ,
   -------------------------------------  --------
2.                                      ,
   -------------------------------------  --------
3.                                      ,
   -------------------------------------  --------
4.                                      ,
   -------------------------------------  --------
5.                                      ,
   -------------------------------------  --------
6.                                      ,
   -------------------------------------  --------
7.                                      ,
   -------------------------------------  --------

         3.      A Deposit of [*          ] as required by Section 2.06 of the
Agreement is hereby tendered with this Purchase Option Exercise with respect to each Purchase Option Aircraft.

         4. FedEx hereby restates and confirms its representation and warranty to American in Section 5.03(v) of the Agreement.



__________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

         This Purchase Option Exercise is given by FedEx on the ____ day of _____________, _____.

                                                FEDERAL EXPRESS CORPORATION


                                                By:
                                                    ---------------------------
                                                Name:
                                                      -------------------------
                                                Title:
                                                       ------------------------

                                   EXHIBIT L

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                 PURCHASE PRICE ADJUSTMENT FORMULA -- AIRFRAME

         Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         [*
                                                                               ]





                                       *





______________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





         [*


                                                                               ]





_____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                              TABLE A TO EXHIBIT L

                            AMERICAN AIRLINES, INC.
                              AIRFRAME MAINTENANCE

         The following table sets forth the estimated maintenance cost for accomplishment of a C Check, First Interval Items and Second Interval Items in twelve-month periods noted below.



                       TWELVE-MONTH
                       PERIOD ENDED                   C CHECK                  FIRST INTERVAL               SECOND INTERVAL
                          MAY 31                        COST                     ITEMS COST                   ITEMS COST
                            *                            *                           *                             *





_____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT M

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                  PURCHASE PRICE ADJUSTMENT FORMULA -- ENGINES

         Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         [*

                                  ]





                                       *





______________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





         [*





                                                                               ]





______________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                              TABLE A TO EXHIBIT M

                            AMERICAN AIRLINES, INC.
                            ENGINE HEAVY MAINTENANCE

         The following table sets forth the estimated maintenance cost for an HSM, HSC and EHM in the calendar years noted below.


                                     CALENDAR
                                       YEAR              EHM              HSC              HSM
                                     --------          -------          -------         ---------
                                         *                *                *                *





_____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT N

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                   PURCHASE PRICE ADJUSTMENT FORMULA -- GEAR


         Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         [*

                                       ]





___________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *


         [*


                                                                               ]





____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT O

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                    PURCHASE PRICE ADJUSTMENT FORMULA -- APU

         Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         [*
                                                                               ]





                                       *


         [*



                                                                               ]





________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT P

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")


                                     ENGINE

                              DELIVERY CERTIFICATE

         This Engine Delivery Certificate is given by American Airlines, Inc. ("American") and Federal Express Corporation ("FedEx") pursuant to the Agreement. Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

TENDER OF EACH ENGINE.

         ____________________ ("Tenderor") hereby tenders to
____________________ ("Recipient") for delivery pursuant to the terms and subject to the conditions of the Agreement, ______ [specify number of engines] General Electric Company CF6-80C2D1F engines, bearing Manufacturer's Serial Number(s):


          ------------------------

          ------------------------

          ------------------------

(each a "Delivered Engine" and collectively, if applicable, the "Delivered Engines") with (i) if American is the Tenderor, the operating times and cycles as accumulated on each Engine up to the time of Delivery as described on Attachment 1A hereto and made a part hereof or (ii) if FedEx is the Tenderor, the operating times and cycles as accumulated on each Engine from the time FedEx took delivery of the Delivered Engine or Delivered Engines, as the case may be, from American up to the time of delivery of such Delivered Engine or Delivered Engines, as the case may be, pursuant to this Engine Delivery Certificate described on Attachment 1B hereto and made a part hereof, at _______/a.m./p.m. ____________ time, on ____________________, _________, together with any Data, listed on Attachment 2 hereto and made a part hereof. Tenderor hereby restates and confirms each of its representations and warranties set forth in Article 5 of the Agreement.

         Tender of each Engine is made by _________________ this ____ day of _____________________, _____.

                                          [AMERICAN AIRLINES, INC.]
                                          [FEDERAL EXPRESS CORPORATION]



                                          By:
                                             ---------------------------
                                          Title:
                                                ---------------------
ACCEPTANCE OF EACH ENGINE.

         Recipient hereby accepts and acknowledges receipt of each Delivered Engine from Tenderor in accordance with the terms and conditions of the Agreement, which Delivered Engine or Delivered Engines has or have, as the case may be, the operating times and flight cycles as accumulated on the Aircraft up to the time of delivery as described on Attachment 1 hereto and made a part hereof, at ___________________, at _________/a.m./p.m. ____________ time, on
___________________, __________, together with the Data listed in Attachment 2 hereto and made a part hereof. Recipient hereby restates and confirms each of its representations set forth in Article 5 of the Agreement.

         If it is FedEx which is executing the Acceptance portion of this Engine Delivery Certificate and accepting a Delayed Delivery Engine or Replacement Engine, by its execution and delivery of this Certificate, FedEx hereby acknowledges and agrees that upon delivery by American to FedEx, except as to those discrepancies expressly set forth in Attachment 1 to this certificate, the Delivered Engine met the requirements for the condition of the Engines upon delivery as set forth in the Agreement.

         Acceptance of each Delivered Engine is made by _____________________ this _____ day of ______________________, ______.


                                          [FEDERAL EXPRESS CORPORATION]
                                          [AMERICAN AIRLINES, INC.]

                                          By:
                                              -----------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                 --------------------------

HIGHEST FLIGHT CYCLE AIRFRAME CERTIFICATION.

         As of the date of this Certificate, (i) the highest flight cycle Airframe not yet delivered by American to FedEx is the Airframe bearing U.S. Registration No. __________________ and Manufacturer's Serial No.
_________________ and (ii) such Airframe has _______________ flight cycles since it was new.


                                          AMERICAN AIRLINES, INC.

                                          By:
                                              -----------------------------
                                          Name:
                                                ---------------------------
                                          Title:
                                                 --------------------------

                  ATTACHMENT 1A TO ENGINE DELIVERY CERTIFICATE

                               ENGINE INFORMATION
                       AS OF ___________________, ______

         GENERAL ELECTRIC COMPANY CF6-80C2D1F ENGINES:

                                  TOTAL FLIGHT      TOTAL FLIGHT       TOTAL CYCLES      TOTAL CYCLES      TOTAL CYCLES
ENGINE        MANUFACTURER'S         CYCLES          HOURS SINCE        SINCE LAST        SINCE LAST        SINCE LAST
POSITION       SERIAL NUMBER       SINCE NEW            NEW               HSM               HSC               EHM
 1
              ------------        ----------        -----------        ----------       -----------       -----------
 2
              ------------        ----------        -----------        ----------       -----------       -----------
 3
              ------------        ----------        -----------        ----------       -----------       -----------

         The EGT margin of each of the Delivered Engines after (i) its last test cell run accomplished immediately following the latest Engine Maintenance accomplished with respect to each such Delivered Engine and (ii) the Power Assurance Run Test conducted pursuant to Section 3.02(a) of the Agreement was as follows:

                                EGT MARGIN FOLLOWING                  EGT MARGIN FOLLOWING
  ENGINE POSITION                LAST TEST CELL RUN                 POWER ASSURANCE RUN TEST
  ---------------           --------------------------              ------------------------
       No. 1                              degrees Celsius                   degrees Celsius
                                  -------                           -------
       No. 2                              degrees Celsius                   degrees Celsius
                                  -------                           -------
       No. 3                              degrees Celsius                   degrees Celsius
                                  -------                           -------

         The flight cycles or flight hours remaining to the limitation on each life limited part in each Engine are as set forth in Annex 1 to this Attachment 1 to the Engine Aircraft Delivery Certificate.

Dated:                          ,          .
      --------------------------  ---------

                                           AMERICAN AIRLINES, INC.


                                           By:
                                               --------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                  -----------------------------

                          ANNEX 1 TO ATTACHMENT 1A TO

                          ENGINE DELIVERY CERTIFICATE


                    REMAINING FLIGHT CYCLES AND FLIGHT HOURS

                   REMAINING ON LIFE LIMITED PARTS ON ENGINES

                                                         ENGINE NO. 1          ENGINE NO. 2        ENGINE NO. 3
                                                         FLIGHT HOURS          FLIGHT HOURS        FLIGHT HOURS
                     PART DESCRIPTION                     OR CYCLES             OR CYCLES           OR CYCLES

                     FAN ROTOR PARTS
                     Disk, Fan Rotor Stage 1
                                                         -----------           ------------        -----------
                     Spool, Fan Rotor Stages 2-5
                                                         -----------           ------------        -----------
                     Fan, Forward Shaft
                                                         -----------           ------------        -----------
                     Fan, Mid-Shaft
                                                         -----------           ------------        -----------

                         HIGH PRESSURE
                     COMPRESSOR ROTOR PARTS
                     Disk, Stage 1
                                                         -----------           ------------        -----------
                     Disk, Stage 2
                                                         -----------           ------------        -----------
                     Disk, Stage 3-9
                                                         -----------           ------------        -----------
                     Disk, Stage 10
                                                         -----------           ------------        -----------
                     Spool/Shaft
                                                         -----------           ------------        -----------
                     CDP Seal Disk
                                                         -----------           ------------        -----------

                        HIGH PRESSURE
                     TURBINE ROTOR PARTS
                     Disk, Stage 1
                                                         -----------           ------------        -----------
                     Disk, Stage 2
                                                         -----------           ------------        -----------
                     Spacer/Impeller
                                                         -----------           ------------        -----------
                     Vane, -Ring Diffuser
                                                         -----------           ------------        -----------

                        LOW PRESSURE
                     TURBINE ROTOR PARTS
                     Disk, Stage 1
                                                         -----------           ------------        -----------
                     Disk, Stage 2
                                                         -----------           ------------        -----------
                     Disk, Stage 3
                                                         -----------           ------------        -----------
                     Disk, Stage 4
                                                         -----------           ------------        -----------
                     Disk, Stage 5
                                                         -----------           ------------        -----------
                     Shaft, LPTR
                                                         -----------           ------------        -----------



                  ATTACHMENT 1B TO ENGINE DELIVERY CERTIFICATE

                     ENGINE FLIGHT CYCLES AND FLIGHT HOURS
                       AS OF                    ,
                             -------------------  ------


         GENERAL ELECTRIC COMPANY CF6-80C2D1F ENGINES:

                                                                        TOTAL FLIGHT CYCLES             TOTAL FLIGHT HOURS
                         ENGINE             MANUFACTURER           ACCUMULATED WHILE IN FEDEX'S    ACCUMULATED WHILE IN FEDEX'S
                        POSITION            SERIAL NUMBER                     CONTROL                        CONTROL
                            1
                                          ------------------             ----------------                ---------------
                            2
                                          ------------------             ----------------                ---------------
                            3
                                          ------------------             ----------------                ---------------

Dated:                          ,          .
      --------------------------  ---------

                                             FEDERAL EXPRESS CORPORATION


                                             By:
                                                 -----------------------------
                                             Name:
                                                   ---------------------------
                                             Title:
                                                    --------------------------

                  ATTACHMENT 2 TO ENGINE DELIVERY CERTIFICATE

                            ENGINE RECORDS DELIVERED
                             WITH DELIVERED ENGINE

1. Aircraft Flight Log (includes Aircraft, Engines, Components) with required certification
2.       Report 190Y (with required certification ):
                 - Engine Item Time Control Components by Aircraft and Position
3.       Report D065 (with required certification):
                 - Engine Life Limited Parts/Life Limited Parts
4.       Airworthiness Directive Summary Report (with required certification)

                 EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                    AMERICAN AIRLINES, INC. ("AMERICAN:) AND
                     FEDERAL EXPRESS CORPORATION ("FEDEX")
                     DATED APRIL 7, 1995 (THE "AGREEMENT")

                 SECTION 1--MD-11 SPARE PARTS PURCHASE DATES,
                PURCHASE OBLIGATIONS, AND DELIVERY OBLIGATIONS
                TO BE PURCHASED IN CONJUNCTION WITH DELIVERIES
   OF FIRM AIRCRAFT AND PUT OPTION AIRCRAFT SOLD PURSUANT TO THE PUT OPTIONS

                                                                                                             SPARES
                                                                                                            PURCHASE
                                                                                SPARES                       PRICE OF
                                                  SPARES                       PURCHASE                     A PAIR OF
                                                 PURCHASE                      PRICE OF                       SPARE
 SCHEDULED                        AVERAGE       PRICE TO BE    NUMBER OF       A SPARE        SPARE          THRUST
  DATE OR                        UNIT PRICE      PAID FOR       SPARE            APU          THRUST        REVERSERS
YEAR FOR THE       MD-11         OF MD-11         MD-11         APU'S         PURCHASED      REVERSERS      PURCHASED
PURCHASE OF        SPARE       SPARE PARTS        SPARE        SCHEDULED         ON          SCHEDULE        ON THE
 THE MD-11         PARTS          TO BE        PARTS TO BE      TO BE         THE DATE        TO BE           DATE
SPARE PARTS      PERCENTAGE      PURCHASED       PURCHASED     PURCHASED        SHOWN*       PURCHASED       SHOWN*
- -----------      ----------      ---------       ---------     ---------        ------       ---------       ------
*                *              *               *             *              *              *              *


   [*



                                                                               ]

   [*


                                                                               ]





_____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                 EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                    AMERICAN AIRLINES, INC. ("AMERICAN:) AND
                     FEDERAL EXPRESS CORPORATION ("FEDEX")
                     DATED APRIL 7, 1995 (THE "AGREEMENT")

                SECTION 2--MD-11 SPARE PARTS PURCHASE DATES,
                PURCHASE OBLIGATIONS, AND DELIVERY OBLIGATIONS
                TO BE PURCHASED IN CONJUNCTION WITH DELIVERIES
      OF PURCHASE OPTION AIRCRAFT SOLD PURSUANT TO THE PURCHASE OPTIONS

         Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

         [*




                                                                               ]


                                   MD-11                              MD-11
                                   SPARE                              SPARE                               MD-11
                   MONTH           PARTS               MONTH          PARTS               MONTH        SPARE PARTS
                  AND YEAR      PERCENTAGE           AND YEAR       PERCENTAGE          AND YEAR        PERCENTAGE
                  --------      ----------           --------       ----------          --------        ----------
                     *                *                  *               *                  *                  *





___________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                 EXHIBIT Q TO AIRCRAFT SALES AGREEMENT BETWEEN
                    AMERICAN AIRLINES, INC. ("AMERICAN:) AND
                     FEDERAL EXPRESS CORPORATION ("FEDEX")
                     DATED APRIL 7, 1995 (THE "AGREEMENT")

          SECTION 3--SPARE ENGINE PURCHASE DATES AND PURCHASE PRICES

         Any capitalized term used herein shall have the meaning ascribed to it in the Agreement unless expressly defined herein.

         The dates on which FedEx shall purchase from American and American shall sell the Spare Engines to FedEx in conjunction with the sale of the Firm Aircraft and the Spares Purchase Price for each such Spare Engine are as follows:

                                                                                SPARE PURCHASE PRICE
                                       SPARE ENGINE PURCHASE DATE                 FOR SPARE ENGINE
                                       --------------------------                 ----------------
                                                 *                                       *

         In the event that all the Put Option Aircraft are purchased pursuant to an exercise of the Put Options by American or the Purchase Options by FedEx, FedEx will purchase from American and American will sell to FedEx on the following Spare Engines on the following dates:

                                                                              SPARE PURCHASE PRICE
                                           ORIGINAL SALE DATE                    FOR SPARE ENGINE
                                           ------------------                    ----------------
                                                 *                                       *

         [*




                                                                               ]





_______________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT R

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")

   PROCEDURES FOR ENGINE BORESCOPE INSPECTIONS CONDUCTED PURSUANT TO SECTION
                           3.02(A) OF THE AGREEMENT

         The borescope inspections of Engines to be conducted by FedEx pursuant to Section 3.02(a) of the Agreement shall be conducted in accordance with the procedures set forth in the following Maintenance Work Cards that are set forth in Section 7 (Maintenance Visits, Power Plant Inspect) of the American MD-11 Maintenance Check Manual, copies of which have been previously provided to FedEx by American (the "Work Cards"). Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.


CARD NO 4419                          CARD NO. 4429                       CARD NO. 4439
  ENGINE #1                           ENGINE #2                           ENGINE #3

   CARD                                CARD PAGE                             CARD
 PAGE NO.      REVISION DATE               NO.        REVISION DATE.       PAGE NO.       REVISION DATE.
   1         February 8, 1995             1        February 8, 1995           1        February 8, 1995
   2         April 21, 1993               2        April 21, 1993             2        April 21, 1993
   3         May 4, 1994                  3        May 4, 1994                3        May 4, 1994
   4         January 19, 1994             4        April 21, 1993             4        April 21. 1993
   5         January 19, 1994             5        January 19, 1994           5        January 19, 1994
   6         August 19, 1992              6        Sept. 30, 1992             6        Sept. 30, 1992
   7         January 19, 1994             7        January 19, 1994           7        January 19, 1994
   8         August 19, 1992              8        August 19, 1992            8        August 19, 1992
   9         October 6, 1993              9        August 19, 1992            9        Sept. 1, 1994
   10        January 19, 1994            10        August 19, 1992           10        August 19, 1992
   11        April 10, 1991              11        January 19, 1994          11        January 19, 1994
   12        April 10, 1991              12        April 10, 1991            12        April 10, 1991
   13        January 19, 1994            13        April 10, 1991            13        April 10, 1991
   14        March 25, 1992              14        January 19, 1994          14        January 19, 1994
   15        January 19, 1994            15        March 25, 1992            15        March 25, 1992
   16        April 10, 1991              16        January 19, 1994          16        January 19, 1994
                                         17        April 10, 1991            17        April 10, 1994


         The procedures set forth in the Work Cards shall not be revised for purposes of determining the procedures to be followed by FedEx in conducting borescope inspections pursuant to Section 3.02(a) of the Agreement with respect to any Engine even if the Work Cards are subsequently revised by American.

                                   EXHIBIT S

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")

                   FORM OF [*                     ] AGREEMENT





____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





___________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





__________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





_______________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *





_____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT T

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")

         Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         [*
                                                                               ]





                                       *





____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                       *



         [*





                                           ]





___________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                              TABLE A TO EXHIBIT T

                            AMERICAN AIRLINES, INC.
                            ENGINE HEAVY MAINTENANCE

         The following table sets forth the estimated maintenance cost for an HSM, HSC and EHM in the years noted below.

                      YEAR              EHM                         HSC                       HSM
                      ----              ---                         ---                       ---
                       *                 *                           *                         *





____________________
*Blank space contained information which has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 under the Securities Exchange Act of 1934.

                                   EXHIBIT U

                                TO THAT CERTAIN

                        AIRCRAFT SALES AGREEMENT BETWEEN

                   FEDERAL EXPRESS CORPORATION ("FEDEX") AND

                      AMERICAN AIRLINES, INC. ("AMERICAN")

                     DATED APRIL 7, 1995 (THE "AGREEMENT")

                CERTIFICATE OF HIGH-HOUR AND HIGH-CYCLE AIRFRAME

         This Certificate of High-Hour and High-Cycle Airframe is given by Federal Express Corporation ("FedEx") pursuant to the Agreement. Any capitalized term used herein and not expressly defined herein shall have the meaning ascribed to it in the Agreement.

         FedEx hereby certifies that as of the date of this Certificate, (i) the highest flight cycle Airframe delivered to FedEx by American and accepted by FedEx pursuant to the Agreement was the Airframe bearing U.S. Registration No. ________________ and Manufacturer's Serial No. ______________ and (ii) such Airframe had _______________ flight cycles since it was new. In making the determination and certification of the number of flight hours and flight cycles on such Airframe, FedEx is relying, without investigation, on the information concerning the number of flight hours and flight cycles on the Airframe on its Delivery Date contained in the Aircraft Delivery Certificate that American delivered to FedEx in connection with the Delivery of the Aircraft of which the Airframe identified above is a part.

Dated:
       ---------------------------------------

                                         FEDERAL EXPRESS CORPORATION


                                         By:
                                              ----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------


                                      U-1